Exhibit 10.14

FIRST AMENDMENT TO MASTER LEASE

This First Amendment to Master Lease (this “Amendment”) is entered into the 15th of April, 2010 to be effective as of March 31, 2010 (the “Effective Date”) between Theriac Rollup, LLC, a Florida limited liability company and its undersigned wholly-owned subsidiaries (“Landlord”), and, collectively, each of the undersigned entities identified as “Tenant”, and Radiation Therapy Services, Inc., a Florida corporation (the “Guarantor”) and amends that certain Master Lease dated as of March 31, 2010 between Landlord, Tenant and Guarantor (the “Master Lease”). Capitalized or initially capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Master Lease.

In consideration of the mutual covenants, conditions and agreements set forth herein and in the Master Lease, Landlord, Tenant and Guarantor hereby amend the Master Lease as provided herein and upon the terms and conditions provided below.

1.             Reaffirmation of Master Lease. Tenant, Landlord and Guarantor each reaffirm the Master Lease (including, in the case of Guarantor, the Guaranty referenced in the introductory paragraph thereto) and acknowledge and agree that the Master Lease continues to remain in full force and effect in the manner and to the extent set forth therein, as amended or modified only as expressly provided herein, and the Master Lease constitutes the legal, valid and binding obligation of Tenant, Landlord and Guarantor, enforceable against them in accordance with their respective obligations thereunder.

2.             Modification to Section 27.1. Section 27.1 of the Master Lease is hereby modified and amended so as to delete from the first sentence thereof the reference to the date “April 15, 2010” and to substitute therefor the date “April 30, 2010”.

3.             References in Other Documents. References to the Master Lease in any other document shall be deemed to include a reference to the Master Lease as modified by this Amendment, whether or not reference is made to this Amendment.

4.             Headings. Paragraph headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

5.             Counterparts. This Amendment and any amendment hereof or supplement hereto or any waiver granted in connection herewith may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed facsimile shall be effective as delivery of an original counterpart.

6.             Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Florida, without giving effect to principles of conflicts of laws.

7.             Rights and Obligations of Parties. All obligations of Landlord, Tenant and Guarantor that are expressed herein, shall be in addition to and not in limitation of those provided by applicable law.

8.             Severance. Whenever possible, each provision of this. Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9.             Binding Effect. This Amendment shall be binding upon and inure to the benefit of Landlord, Tenant and Guarantor and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, this First Amendment to Master Lease has been executed by Landlord and Tenant as of the date first written above.

Signed, sealed and delivered: in the presence of:		TENANT:
Arizona Radiation Therapy Management Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

21st Century Oncology, LLC

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

21st Century Oncology Management Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

21st Century Oncology of El Segundo, LLC

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

3

21st Century Oncology of Kentucky, LLC

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

Nevada Radiation Therapy Management Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

West Virginia Radiation Therapy Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

21st Century Oncology of New Jersey, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

Central Massachusetts Comprehensive Cancer Center, LLC

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

4

Jacksonville Radiation Therapy Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

21st Century Oncology of Jacksonville, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

California Radiation Therapy Management Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

Palms West Radiation Therapy, LLC

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

5

Signed, sealed and delivered: in the presence of:		LANDLORD:
Theriac Rollup, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager (FL Document # L06000088324)

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Arizona Radiation Enterprises, LLC
an Arizona limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Bonita Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

6

Theriac Enterprises of Bradenton, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Bradenton Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of Casa Grande, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

7

Theriac Enterprises of Colonial, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Colonial Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Crestview Radiation Enterprises, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

8

Destin Radiation Enterprises, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of El Segundo, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Fort Walton Beach Radiation Enterprises, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

9

Theriac Enterprises of Frankfort, Kentucky, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of Gilbert, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of Greenbrier, WV, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

10

Theriac Enterprises of Hammonton, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of Harrington, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Henderson Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

11

Theriac Enterprises of Jacksonville, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

12

Lehigh Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Marco Island Radiation Enterprise, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Nevada Radiation Enterprises, L.L.C.
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

13

Palm Springs Radiation Enterprises, LLC
a California limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of Peoria, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

14

Theriac Enterprises of Rancho Mirage, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of Scottsdale, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Tamarac Radiation. Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

15

West Palm Radiation Associates, L.L.C.
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

Theriac Enterprises of Yucca Valley, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine Newkirk
Print Name:	Catherine Newkirk

16

GUARANTOR IS MADE A PARTY HERETO SOLELY AS TO ITS REAFFIRMATION OF ITS ACKNOWLEDGMENTS AND OBLIGATIONS UNDER THE INTRODUCTORY PARAGRAPHS TO THE MASTER LEASE:

Signed, sealed and delivered: in the presence of:		GUARANTOR:
Radiation Therapy Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Authorized Signatory
Print Name:	Authorized Signatory

17

MASTER LEASE

This “Master Lease” is entered into as of March 31, 2010 (the “Effective Date”) between Theriac Rollup, LLC, a Florida limited liability company and its undersigned wholly-owned subsidiaries (“Landlord”), and, collectively, and each of the undersigned entities identified as “Tenant”, for the real properties and improvements thereon (collectively, the “Facilities”) set forth on Schedule 1, as legally described on Exhibit A. (the “Premises”), each used as a radiation or oncology related medical office building (individually as so utilized, as such utilization may be changed pursuant to Section 7.1(a) and collectively, the “Business”). Pursuant to its concurrent Guaranty, Radiation Therapy Services, Inc., a Florida corporation (“Guarantor”) has guaranteed Tenant’s obligations hereunder. In consideration of the mutual covenants, conditions and agreements set forth herein, Landlord hereby leases the Premises to Tenant for the Term upon the terms and conditions provided below. Certain capitalized terms used in this Master Lease are defined on Exhibit E.

RECOGNITION OF MASTER LEASE;
IRREVOCABLE WAIVER OF CERTAIN RIGHTS

Tenant and Landlord each acknowledge and agree that the terms and conditions of this Master Lease constitute a single, indivisible lease of the entire Premises and shall be uniformly applied to the Facilities and the Premises. The Minimum Rent, Additional Rent, other amounts payable hereunder and all other provisions contained herein have been negotiated and agreed upon based on the intent to lease the entirety of the Premises as a single and inseparable transaction pursuant to this Master Lease, and such Minimum Rent, Additional Rent, other amounts and other provisions would have been materially different had the parties intended to enter into separate leases for each of the Facilities or Premises.

Tenant and Guarantor each acknowledge and agree that Landlord is entering into this Master Lease as an accommodation to Tenant and Guarantor. Each of the entities comprising Tenant and Guarantor, in order to induce Landlord to enter into this Master Lease, to the extent permitted by law:

A.            Agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the first sentence of this Section are true, correct and complete;

B.            Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a new and de novo lease, which supersedes and replaces in its entirety any existing or prior occupancy lease between the Tenant and the Landlord or between any of the entities comprising Tenant and any of the entities comprising Landlord that may have existed prior to the date hereof;

C.            Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a single lease pursuant to which the collective Premises are demised to the Tenant pursuant to the terms and conditions of this Master Lease;

D.            Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Master Lease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not, by the debtor, trustee, or any other party, be selectively or individually assumed, rejected or assigned; and

E.             Forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code Section 365 (11 U.S.C. § 365), or any successor or replacement thereof or any analogous state law, to selectively or individually assume, reject or assign the multiple leases comprising this Master Lease following a determination or finding in the nature of that described in the foregoing Section D.

Landlord, i.e., Theriac Rollup, LLC, and its undersigned wholly-owned subsidiaries, acknowledges that each separate parcel of real property and improvements thereon comprising the Facilities and Premises is owned by one of the undersigned wholly-owned subsidiaries. With respect to this Master Lease and exercise of the rights of Landlord and discharge of the duties and obligations of Landlord with respect to the Facilities and Premises owned by Landlord, each of the undersigned wholly-owned subsidiaries of Theriac Rollup, LLC hereby appoints Theriac Rollup, LLC as its agent with power of attorney, coupled with an interest, to collect rents, to exercise all of the other rights of Landlord and to perform and discharge any and all duties and obligations of Landlord under this Master Lease with respect to the Facilities and Premises owned by such undersigned wholly-owned subsidiary of Theriac Rollup, LLC. Each said agency and power of attorney is irrevocable for the term of this Master Lease. Any act of Theriac Rollup, LLC as agent or attorney-in-fact for any one or more of the undersigned wholly-owned subsidiaries of Theriac Rollup, LLC may be relied upon by Tenant as the act of such undersigned wholly-owned subsidiary or subsidiaries.

With respect to this Master Lease and exercise of the rights of Tenant and discharge of the duties and obligations of Tenant with respect to the Facilities and Premises occupied by Tenant, certain of the undersigned entities identified as “Tenant” have heretofore or do hereby appoint Guarantor as their agent with power of attorney, coupled with an interest, to pay rent and to exercise all of the other rights of Tenant and to perform and discharge any and all duties and obligations of Tenant under this Master Lease with respect to the Facilities and Premises occupied by such undersigned entity. Any act of Guarantor as agent or attorney-in-fact for any one or more of the undersigned Tenant entities may be relied upon by Landlord as the act of such entity. The Tenant entities which have appointed or which do hereby appoint Guarantor as their attorney-in-fact/agent are indentified in Section 21 below.

1.             Term. The “Term” of this Master Lease is the Initial Term plus all Renewal Terms, and a “Lease Year” is the twelve month period commencing on April 1 of each year of the Term. The first Lease Year shall commence on April 1, 2010 and end on March 31, 2011. The “Initial Term” commences on April 1, 2010 and ends on March 31, 2025, and may be extended for four (4) separate “Renewal Terms” of five (5) years each if: (a) at least twelve (12), but not more than fifteen (15) months prior to the end of the then current Term, Tenant delivers to Landlord a “Renewal Notice” that it desires to exercise its right to extend this Master Lease for one (1) Renewal Term; and (b) there is no Event of Default on the date Landlord receives the Renewal Notice (the “Exercise Date”) or on the last day of the then current Term. Notwithstanding the foregoing, with respect to any portion of the Premises located in the State of California, in no event shall the Term of this Master Lease exceed thirty-four (34) years and three hundred sixty-four (364) days.

2.             Rent. During the Term, Tenant shall pay Landlord “Rent” consisting of “Minimum Rent” plus “Additional Rent” determined as provided in this Section 2; provided, the Rent for any Lease Year shall not be less than one hundred percent (100%) of the Rent for the previous Lease Year. The Rent for any month that begins or ends on other than the first or last day of a calendar month shall be prorated based on actual days elapsed.

2.1          Initial Term Rent. During the Initial Term, “Minimum Rent” is $11,986,954.00 annually, payable in advance in twelve (12) equal monthly installments. Commencing with the second (2nd) Lease Year and continuing thereafter during the Term (excluding the first Lease Year of any Renewal Term), Tenant agrees to pay “Additional Rent” to Landlord monthly in advance together with the payment of Minimum Rent. Such Additional Rent (which shall be expressed as an annual amount but shall be payable in equal monthly installments) shall be equal to the sum of (A) the Additional Rent (if any) due for the immediately preceding Lease Year and (B) the product of (i) the Minimum Rent and Additional Rent due for the immediately preceding Lease Year and (ii) the percentage increase, if any, in the CPI (as herein defined) from the first day of the immediately preceding Lease Year to the last day of the immediately preceding Lease Year. Tenant shall pay the Additional Rent to Landlord for the period of time elapsing between the anniversary date and notice of such increase upon request by Landlord. Thereafter the increase shall be payable equally with the regular Minimum Rent payments. In no event shall a decrease in the CPI result in a decrease in the Minimum Rent and Additional Rent payable under the terms of this Master Lease.

2.2          Renewal Term Rent. To establish a fair market Minimum Rent for the Premises during the Renewal Terms, the Minimum Rent for the Renewal Terms shall be reset and expressed as an annual amount equal to the greater of: (i) one hundred three percent (103%) of the Minimum Rent due for the immediately preceding Lease Year, or (ii) the Fair Market Rent of the Premises on the Exercise Date as established pursuant to Exhibit C. provided, however, in no event shall the Minimum Rent for the Premises during the first Lease Year of such Renewal Term(s) be greater than one hundred ten percent (110%) of the Minimum Rent and Additional Rent for the immediately preceding Lease Year. The Minimum Rent for the Premises during the fourth Renewal Term, if any, shall be reset and expressed as an annual amount equal to the Fair Market Rent of the Premises on the Exercise Date. Commencing with the second (2nd) Lease Year of a Renewal Term and continuing each Lease Year of such Renewal Term thereafter, “Additional Rent” shall be calculated as provided in Section 2.1 and as so calculated shall be payable in monthly installments throughout the remainder of such Renewal Term.

2.3          Payment Terms. All Rent and other payments to Landlord shall be paid by wire transfer or ACH (Automated Clearing House) only. Minimum Rent and Additional Rent shall be paid in advance in equal monthly installments on or before the first (1st) Business Day of each calendar month.

1.4          Absolute Net Lease. All Rent payments shall be absolutely net to Landlord, free of any and all Taxes, Other Charges, and operating or other expenses of any kind whatsoever, all of which shall be paid by Tenant. Tenant shall continue to perform its obligations under this Master Lease even if Tenant claims that it has been damaged by Landlord. Thus, Tenant shall at all times remain obligated under this Master Lease without any right of setoff, counterclaim, abatement, deduction, reduction or defense of any kind. Tenant’s sole right to recover damages against Landlord under this Master Lease shall be to prove such damages in a separate action.

3.             Late Charges. The late payment of Rent or other amounts due will cause Landlord to lose the use of such money and incur administrative and other expenses not contemplated under this Master Lease. While the exact amount of the foregoing is extremely difficult to ascertain, the parties agree that as a reasonable estimate of fair compensation to Landlord, if any Rent or other amount is not paid within (i) five (5) days after the due date for such payment, then Tenant shall thereafter pay to Landlord on demand a late charge equal to three percent (3%) of such delinquent amounts, and (ii) ten

(10) days after the due date for such payment, such unpaid amount shall accrue interest from such date at the “Agreed Rate” of five percent (5%) plus the prime rate of interest as published in the Wall Street Journal on the eleventh (11th) day after the due date for such payment.

4.             Intentionally Omitted.

5.             Taxes and Other Charges. At the end of the Term, all Taxes and Other Charges shall be prorated. If Tenant has prepaid any Taxes or Other Charges for periods extending beyond the end of the Term, Landlord shall, within forty-five (45) days of the expiration of the Term, reimburse Tenant for such Taxes and Other Charges, which obligation shall survive the expiration or earlier termination of this Lease. Landlord shall promptly forward to Tenant copies of all bills and payment receipts for Taxes or Other Charges received by it. At the end of the Term, Subject to Section 5.1 and Landlord’s obligations to make payments from the Tax Impound as defined therein, Tenant shall pay and discharge (including the filing of all required returns), prior to delinquency or imposition of any fine, penalty, interest or other cost (“Penalty”) the following: (i) “Taxes”, consisting of any property (real and personal) and other taxes and assessments levied or assessed with respect to this Master Lease or any portion of the Premises, including, without limitation, any state or county occupation tax, transaction privilege, franchise taxes, business privilege, rental tax or other excise taxes, and other assessments levied or assessed against the Premises, Tenant’s interest therein or Landlord (with respect to this Master Lease and/or the Premises, but excluding any local, state or federal income tax based upon the net income or excess profits of Landlord, any capital gains tax imposed on Landlord in connection with the sale of all or any portion of the Premises to any Person and any transfer tax or stamps for Landlord’s transfer of any interest in any portion of the Premises to any Person other than Tenant or any of its Affiliates), which shall be borne by Landlord, and (ii) “Other Charges”, consisting of any utilities, common area maintenance, and other costs and expenses of the Business and operation, possession or use of any portion of the Premises and all other charges, obligations or deposits assessed against any portion of the Premises during the Term. Tenant may pay all of any portion of the Taxes or the Other Charges in permitted installments (whether or not interest accrues on the unpaid balance) when due and before any Penalty. Tenant will furnish to Landlord, promptly after demand therefore, proof of payment of Taxes and Other Charges which are paid by Tenant.

5.1          Protests. Each party has the right, but not the obligation, in good faith to protest or contest (a “Protest”) in whole or in part (i) the amount or payment of any Taxes or Other Charges and (ii) the existence, amount or validity of any Lien (as defined in Section 8.1) by appropriate proceedings sufficient to prevent its collection or other realization and the sale, forfeiture or loss of any portion of the Premises or Rent to satisfy it (so long as, in the case of any Protest or contest by Tenant, Tenant provides Landlord with reasonable security to assure the foregoing, which security may take the form of a title indemnity (in a form reasonably acceptable to Landlord and from a national title insurance company reasonably acceptable to Landlord) or payment of the amount due the lien claimant), provided that if as a result of any Protest initiated by Landlord, such Taxes, Other Charges or the amount of any Lien increases above the protested amount, such increase shall be borne exclusively by Landlord. Each party shall diligently prosecute any such Protest initiated by it at its sole cost and expense. In connection with any Protest that Tenant is diligently pursuing regarding Taxes, subject to Landlord’s obligation to make payments from the Tax Impound pursuant to Section 5.2. Tenant shall pay the Taxes that are the subject of such Protest before the imposition of any Penalty. In connection with any Protest that Tenant is diligently pursuing regarding any Other Charges or Liens, Tenant shall pay such Other Charges or pay such Liens (or otherwise cause them to be removed) before any part of the Premises or any Rent therefrom or interest therein is in any danger of being sold, forfeited, attached or lost. At Tenant’s sole cost and expense, Landlord will cooperate fully in any Protest that involves an amount assessed against it and, at Tenant’s request, in the case of any Protest in which Tenant is prohibited from solely prosecuting such proceedings by applicable law.

5.2          Impound. Tenant shall include with each Minimum Rent payment a deposit of one-twelfth (1/12th) of the amount required to discharge the annual amount of real property Taxes secured by a Lien encumbering any portion of the Premises (“Real Property Taxes”) as and when they become due (the “Tax Impound”). The amounts held by Landlord in the Tax Impound shall be applied by Landlord directly to the payment of the Taxes in a timely fashion and prior to the imposition of any Penalty, and, except if resulting from insufficient funds in the Tax Impound, if any Penalty results from Landlord’s failure to timely make any such payment, such Penalty shall be paid by Landlord. The Tax Impound shall be calculated on the basis of the most recent available levy applied to the most recent available assessment of Real Property Taxes. The Tax Impound shall not be held by Landlord in trust or as an agent of Tenant, but rather shall be applied by Landlord to the Taxes. The Tax Impound shall earn interest on an annual basis based upon the average interest earned during such year by Landlord on its cash deposits. Interest earned on the Tax Impound for a given Lease Year shall, at Tenant’s election either (a) be paid to Tenant within thirty (30) days of the end of the Lease Year, or (b) in the case of (i) a Lease Year that is not the final Lease Year, be credited against the amount of Tax Impound due from Tenant to Landlord for the first month (or additional month(s) if such credit exceeds the amount of Tax Impound due for such first month) of the subsequent Lease Year, or in the case of (ii) the final Lease Year, paid to Tenant within thirty (30) days of the expiration of the Term or earlier termination of this Master Lease. If at any time within thirty (30) days prior to the due date the Tax Impound shall be insufficient for the payment of the obligation in full, Tenant shall within ten (10) days after demand deposit the deficiency with Landlord. If the Tax Impound is in excess of the actual obligation, at Tenant’s election any excess funds shall either (x) be paid to Tenant within thirty (30) days of the end of the Lease Year, or (y) in the case of (1) a Lease Year that is not the final Lease Year, be credited against the amount of Tax Impound due from Tenant to Landlord for the first month (or additional month(s) if such credit exceeds the amount of the Tax Impound due for such first month) of the subsequent Lease Year, or in the case of (2) the final Lease Year, paid to Tenant within thirty (30) days of the expiration of the Term or earlier termination of this Master Lease. Tenant shall forward to Landlord or its designee all Tax bills, bond and assessment statements as soon as they are received and receipts for payment of all Taxes required to be paid by Tenant. If Landlord transfers this Master Lease, it shall transfer the Tax Impound, and all interest earned thereon, to the transferee, and Landlord shall thereafter have no liability of any kind with respect thereto.

6.             Insurance. All insurance provided for in this Master Lease shall (i) be maintained under valid and enforceable policies issued by insurers licensed and approved to do business in the state(s) where the applicable Facility or portion of the Premises is located and having general policyholders and financial ratings of not less than “A-” and “X”, respectively, in the then current Best’s Insurance Report, (ii) except for insurance referenced in Section 6 (c), 6(d) and Section 6(e), name Landlord (and, if required, pursuant to the terms of any mortgage encumbering the Premises, or any part hereof, Landlord’s mortgagee) as an additional insured and, for the casualty policy referenced in Section 6(a), as the owner and loss payable beneficiary, (iii) be on an “occurrence” basis, (iv) cover all of Tenant’s operations at the applicable Facility or portion of the Premises, (v) provide that the policy may not be canceled except upon not less than thirty (30) days prior written notice to Landlord and (vi) be primary and provide that any insurance with respect to any portion of the Premises maintained by Landlord is excess and noncontributing with Tenant’s insurance. The parties hereby waive as to each other all rights of subrogation (other than with respect to Worker’s Compensation Coverage described below) which any insurance carrier, or either of them, may have by reason of any provision in any policy issued to them, provided such waiver does not thereby invalidate such policy. Original policies or satisfactory insurer certificates evidencing the existence of the insurance required by this Master Lease and showing the interest of Landlord shall be provided to it prior to the commencement of the Term or, for a renewal policy, not less than five (5) days prior to the expiration date of the policy being renewed. If Landlord is provided with a certificate, it may demand that Tenant provide a complete copy of the related policy within fifteen (15) days. Tenant may satisfy the insurance requirements hereunder through coverage under a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that the coverage afforded Landlord will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Master Lease by reason of the use of such blanket policy of insurance. During the Term, Tenant shall maintain the following insurance and any claims thereunder shall be adjudicated by and at the expense of it or its insurance carrier:

(a)           Fire and Extended Coverage with respect to each Facility against loss or damage from all causes under standard “all risk” property insurance coverage with an agreed amount endorsement (such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), without exclusion for fire, lightning, windstorm, explosion, smoke damage, vehicle damage, sprinkler leakage, flood, vandalism, earthquake, malicious mischief or any other risks normally covered under an extended coverage endorsement, in amounts that are not less than the actual replacement value of such Facility and all Tenant Personal Property associated therewith (including the cost of compliance with changes in zoning and building codes and other laws and regulations, demolition and debris removal and increased cost of construction). Additionally, if any Facility contains steam boilers, steam pipes, steam engines, steam turbines or other high pressure vessels, insurance with an agreed amount endorsement (such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Facility, in an amount equal to one hundred percent (100%) of the full replacement cost of the Facility, which policies shall insure against physical damage to and loss of occupancy and use of the Facility arising out of an accident or breakdown covered thereunder. Notwithstanding any provision to the contrary herein, insurance coverage for earthquake shall be limited to One Million Dollars ($1,000,000) in the aggregate for the entire Premises.

(b)           Commercial General Public Liability Coverage with respect to each Facility (including products liability and broad form coverage) against claims for bodily injury, death or property damage occurring on, in or about such Facility, affording the parties protection of not less than One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) in the aggregate, which maximum aggregate limit may be satisfied with the combination of commercial general public liability coverage and excess and/or umbrella coverage;

(c)           Professional Liability Coverage with respect to each Facility for damages for injury, death, loss of service or otherwise on account of professional services rendered or which should have been rendered, in a minimum amount of One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) in the aggregate;

(d)           Worker’s Compensation Coverage with respect to each Facility for injuries sustained by Tenant’s employees in the course of their employment and otherwise consistent with all applicable legal requirements;

(e)           Business Interruption and Extra Expense Coverage with respect to each Facility for loss of rental value for a period not less than one (1) year, covering perils consistent with the requirements of Section 6(a) and providing that any covered loss thereunder shall be payable to the Landlord as its interests may appear, and (A) including either an agreed amount endorsement or a waiver of any co-insurance provisions, so as to prevent Tenant, Landlord and any other insured thereunder from being a co-insurer, or (B) if such insurance contains a coinsurance provision, with a limit greater than or equal to ten (10) times the amount of annual Minimum Rent and Additional Rent then payable under this Master Lease; and

(f)            Deductibles/Self-Insured Retentions for the above policies shall not be greater than One Hundred Twenty Five Thousand Dollars ($125,000.00). At such times and only so long as policies of insurance with deductibles or self-insured retentions not greater than One Hundred Twenty Five Thousand Dollars ($125,000.00) are generally not available to operators of businesses similar to that then being conducted at the Premises at commercially reasonable rates, as determined by Landlord in its reasonable judgment, the deductibles or self-insured retentions on the policies of insurance required hereunder may be in such greater amount, as determined by Landlord in its reasonable judgment, that would result in the applicable policies being available at commercially reasonable rates, not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00). Notwithstanding the foregoing, with respect to windstorm/hail coverage, the deductibles/self-insured retentions for a Facility shall be equal to the greater of (i) such amounts permitted under the preceding two sentences, (ii) with respect to only those Facilities located in the State of Florida, $250,000.00, and (iii) five percent (5%) of the total insurable value of the applicable Facility.

7.             Use, Regulatory Compliance and Preservation of Business.

7.1          Permitted Use.

(a)           Tenant shall use, operate and occupy each Facility as a radiation or oncology related medical office building and treatment center, and for ancillary services relating thereto, but for no other purpose; provided, however, that Tenant may, with the written approval of Landlord (subject to the succeeding sentence, to be granted or withheld in the exercise of its sole and absolute discretion) change the use of a Facility to a different use so long as Tenant shall continue to use, operate and occupy such Facility for a use in the medical services industry. Landlord, upon the written request of Tenant, shall approve a change in the use of a Facility if the following conditions are met: (i) the proposed change in use is for a use in the medical services industry, (ii) Tenant has obtained and provided to Landlord appraisals (prepared by an appraiser reasonably acceptable to Landlord) that take into account the proposed change in use and that demonstrate to Landlord’s reasonable satisfaction that the fair market value of such Facility after the change in use will not result in a material reduction of the fair market value of the Facility, and (iii) Tenant has obtained or agrees to obtain prior to such change in use all licenses, certificates, permits and all other approvals required by law in connection with operating the Facility for the proposed new use. Tenant shall operate each Facility and the Business conducted thereon in a manner consistent with all applicable laws.

(b)           Tenant shall continuously and uninterruptedly use, operate and occupy each Facility throughout the Term; provided, however, that (i) Tenant may close down the operations of a Facility in connection with Tenant’s refurbishing, upgrading, or changing the permitted use of such Facility for a commercially reasonable amount of time required to complete such refurbishment, upgrades, or change in use; but in no event shall such period of time exceed two hundred seventy (270) days, and (ii) subject to the Tenant’s restoration obligations contained in this Master Lease, Sections 17 and 18, a Facility may be temporarily closed down to the extent and for the period of time such Facility is untenantable by reason of fire or other casualty or condemnation.

7.2          Regulatory Compliance. Tenant, each Facility and the other portions of the Premises shall be subject to all CC&R’s promulgated by, or for the benefit of, condominium or other such associations or entities, as the same may be amended from time to time and Tenant, each Facility and the other portions of the Premises shall comply in all material respects with all of such CC&R’s, as well as all licensing and other laws and other use or maintenance requirements applicable to the Business conducted thereon and, to the extent applicable, all Medicare, Medicaid and other third-party payor certification requirements, including timely filing properly completed cost and other required reports, timely paying all expenses shown thereon, and ensuring that each Facility, to the extent required in connection with the then permitted use pursuant to Section 7.1(a), continues to be fully certified for participation in Medicare and Medicaid throughout the Term. Further, Tenant shall not commit any act or omission that would in any way violate any certificate of occupancy affecting any Facility. All inspection fees, costs and charges associated with a change of such licensure or certification shall be borne solely by Tenant. In addition, Tenant shall operate each Facility in full compliance with the applicable provisions of the Medicare Anti- Kickback Law, 42 U.S.C. 1320a-7(b), and the Stark Self-Referral Prohibition Act, 42 U.S.C. 1395nn, et. seq., as the same may be modified, supplemented or replaced from time to time, and all regulations promulgated thereunder from time to time.

7.3          Quiet Enjoyment. So long as no Event of Default has occurred and is continuing, Landlord covenants that Tenant may peaceably and quietly have, hold and enjoy the Premises for the Term, free of any claim or other action not caused or created by Tenant, subject to Section 17 or Section 18.

8.             Acceptance, Maintenance, Upgrade, Alteration and Environmental.

8.1          Acceptance “AS IS”: No Liens. Tenant acknowledges that it or an Affiliate has been in possession of and operating the Premises prior to the date of this Master Lease and is presently engaged in operations like the Business conducted at each Facility in the state where such Facility is located and has expertise in such industry and, in deciding to enter into this Master Lease, has not relied on any representations or warranties, express or implied, of any kind from Landlord with respect to the Premises. Tenant has examined the condition of title to and thoroughly investigated the Premises, has selected the Premises to its own specifications, has concluded that, as of the date hereof, no improvements or modifications are required to be made by Landlord in order to conduct the Business thereon, and accepts them on an “AS IS” basis and assumes all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. It is expressly understood and agreed that any inspection by or on behalf of the Landlord of the business conducted at the Premises or of the Premises is for Landlord’s sole and exclusive benefit and is not directly or indirectly for the benefit of, nor should be relied in any manner upon by, Tenant, its subtenants or any other third party. Subject to its right to Protest set forth in Section 5.1, Tenant shall not cause or permit any lien, levy or attachment to be placed or assessed against any portion of the Premises or the operation thereof (a “Lien”) other than “Permitted Exceptions” as described on Exhibit D and any mortgage, lien, encumbrance, or other charge created by or resulting solely from any act or omission of Landlord.

8.2          Tenant’s Maintenance Obligations. Tenant shall (i) keep and maintain the Premises in good appearance, repair and condition and maintain proper janitorial services, (ii) promptly make all repairs (interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen) necessary to keep each Facility in good and lawful order and condition and in substantial compliance with all applicable requirements and laws relating to the business conducted thereon, including, if applicable certification for participation in Medicare and Medicaid, and (iii) keep and maintain all Landlord and Tenant Personal Property in good condition, ordinary wear and tear, casualty and condemnation excepted, and repair and replace such property consistent with prudent industry practice.

8.3          Upgrade Expenditures. On or before the date that is thirty (30) days after the expiration of each Lease Year, Tenant shall provide to Landlord documentation and other evidence demonstrating to Landlord’s reasonable satisfaction that Tenant has, during the preceding Lease Year, expended an amount equal to or exceeding the CapEx Amount, multiplied by the aggregate rentable square footage of the Facilities on the last day of the preceding Lease Year, for Upgrade Expenditures relating to the Premises. As used herein the “CapEx Amount” shall mean an amount equal to One Dollar ($1.00) (as adjusted at the end of each Lease Year for increases since the Effective Date in the CPI). “Upgrade Expenditures” means expenditures in commercially reasonable amounts to Persons not affiliated with Tenant for (i) upgrades or improvements to each Facility that have the effect of maintaining or improving such Facility, including new or replacement wallpaper, tiles, window coverings, lighting fixtures, painting, upgraded landscaping, carpeting, architectural adornments, common area amenities and the like, including, without limitation, capital improvements or repairs (including repairs or replacements of the roof, structural elements of the walls, parking area or the electrical, plumbing, HVAC or other mechanical or structural systems), and (ii) other improvements to each Facility as reasonably approved by Landlord, which shall include those matters, if any, that Landlord has approved in writing as of the Effective Date based on descriptions and budgets that Tenant has provided prior thereto.

8.4          Alterations by Tenant. Tenant may alter, improve, exchange, replace, modify or expand (collectively, “Alterations”) the Premises from time to time as it may determine is desirable for the continuing and proper use and maintenance of the Premises; provided, that any Alterations in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) with respect to any individual Facility in any rolling twelve (12) month period shall require Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided further, that any Alterations to the Premises must satisfy the requirements set forth in Sections 4.04 (2) and (3) of Revenue Procedure 2001- 28, 2001-19 I.R.B. 1156. All Alterations shall immediately become a part of the Premises and the property of Landlord subject to this Master Lease, and the cost of all Alterations or other purchases, whether undertaken as an on-going licensing, Medicare, Medicaid or other regulatory requirement, or otherwise shall be borne solely by Tenant. All Alterations shall be done in a good and workmanlike manner in compliance in all material respects with all applicable laws and the insurance required under this Master Lease. If an Alteration changes the rentable square footage of a Facility, Tenant shall promptly provide Landlord notice of the same and upon delivery of such notice, Schedule 1 shall be deemed amended to reflect such revised rentable square footage for the applicable Facility.

8.5          Hazardous Materials. Tenant’s use of the Premises shall comply in all material respects with all Hazardous Materials Laws. If any Environmental Activities occur or are suspected to have occurred in material violation of any Hazardous Materials Laws or if Tenant has received written notice of any Hazardous Materials Claim against any portion of the Premises, Tenant shall promptly remedy any such violation or claim to the reasonable satisfaction of Landlord and in accordance in all material respects with all applicable governmental authorities, as required by Hazardous Materials Laws. Tenant and Landlord shall promptly advise one another in writing upon receiving written notice of (a) any Environmental Activities in material violation of any Hazardous Materials Laws; (b) any Hazardous Materials Claims against Tenant or Landlord in connection with the Premises (or any portion of the Premises); (c) any remedial action taken by Tenant or Landlord in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about any portion of the Premises in material violation of any Hazardous Materials Laws; (d) any occurrence or condition on or in the vicinity of any portion of the Premises of which Tenant or Landlord, as applicable, has actual knowledge and that materially increases the risk that any portion of the Premises will be exposed to Hazardous Materials; and (e) all material communications to or from Tenant, any governmental authority or any other Person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises, including copies thereof. Notwithstanding any other provision of this Master Lease, if any Hazardous Materials are discovered on or under any portion of a Facility in violation of any Hazardous Materials Law, the Term shall be automatically extended with respect to such Facility only and this Master Lease shall remain in full force and effect with respect to such Facility only until the earlier to occur of (i) the completion of all remedial action or monitoring, as reasonably approved by Landlord, in accordance with all Hazardous Materials Laws, or (ii) the date specified in a written notice from Landlord to Tenant terminating this Master Lease (which date may be subsequent to the date upon which the Term was to have expired). Notwithstanding the foregoing, unless the Initial Term of this Master Lease is renewed pursuant to Section 1, above, in no event shall the provisions of this Section 8.5 extend the Term for a Facility beyond March 31, 2025 as to such Facility; provided, however, that Tenant’s obligations to complete all remedial action or monitoring pursuant to this Section 8.5 shall survive any such termination of the Term. Landlord shall have the right, at Tenant’s sole cost and expense (including, without limitation, Landlord’s reasonable attorneys’ fees and costs) and with counsel chosen by Landlord, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.

8.6          Medical Waste. Tenant shall be responsible for all Medical Waste disposal for each Facility, which disposal shall be provided by a licensed medical waste hauler and shall comply in all material respects with all applicable laws, rules, regulations and orders. If Tenant elects to provide Medical Waste disposal services to the subtenants in a Facility, such services shall be provided in compliance in all material respects with all applicable laws, rules, regulations and orders.

8.7          Tenant Repairs.

(a)           Tenant hereby agrees that on or before the date that is ninety (90) days after the date of this Master Lease (the “Immediate Repairs Outside Date”), Tenant shall, at its sole cost and expense, complete those repairs and replacements identified as “Immediate Repairs” and further described on Exhibit 1 attached hereto and incorporated herein by reference. On or before the Immediately Repairs Outside Date, Tenant shall provide Landlord and Landlord’s mortgagee with sufficient documentation reasonably acceptable to Landlord and Landlord’s mortgagee evidencing that the Immediate Repairs have been completed in accordance with the provisions of this Section 8.7. All Immediate Repairs shall be done in a good and workmanlike manner in compliance in all material respects with all applicable laws and the insurance required under this Master Lease.

(b)                                  Tenant hereby agrees that on or before the date that is twelve (12) months (except to the extent additional time is permitted as set forth on Exhibit 1) after the date of this Master Lease (the “Short-Term Repairs Outside Date”), Tenant shall, at its sole cost and expense, complete those repairs and replacements identified as “Short-Term Repairs” and further described on Exhibit H attached hereto and incorporated herein by reference. On or before the Short-Term Repairs Outside Date (or, such later date as indicated with respect to those Short-Term Repairs for which additional time is given pursuant to Exhibit H), Tenant shall provide Landlord and Landlord’s mortgagee, with sufficient documentation reasonably acceptable to Landlord’s mortgagee evidencing that the Short-Term Repairs have been completed in accordance with the provisions of this Section 8.7. All Short-Term Repairs shall be done in a good and workmanlike manner in compliance in all material respects with all applicable laws and the insurance required under this Master Lease.

9.                                      Tenant Property.

9.1                               Tenant Property. Tenant may obtain and install all items of furniture, fixtures, trade fixtures, supplies and equipment as Tenant determines are reasonably necessary or reasonably appropriate to operate the Premises (“Tenant Personal Property”). As used herein, “Tenant Intangible Property” means all the following at any time owned by Tenant in connection with its use of any portion of the Premises: Medicare, Medicaid and other accounts and proceeds thereof; rents, profits, income or revenue derived from such operation or use; all documents, chattel paper, instruments, contract rights (including all leases with subtenants and contracts with employees and third parties), deposit accounts, general intangibles and choses in action; refunds of any Taxes or Other Charges; if applicable, licenses and permits necessary or desirable for Tenant’s use of any portion of the Premises, any applicable certificate of need, occupancy or other similar certificate, and the exclusive right to transfer, move or apply for the foregoing and manage the business conducted at any portion of the Premises; and the right to use the names set forth on Schedule 1 and any other trade or other name now or hereafter associated with its operation of the Premises.

9.2                               Schedule of Tenant Property. Upon the execution of this Master Lease by Tenant, Tenant shall deliver to Landlord a schedule of all lenders, purchase money equipment financiers, equipment lessors, and other parties who, other than Tenant, have any liens, security interests, ownership interests, or other similar interests in and to any Tenant Personal Property with a value of or exceeding One Hundred Thousand Dollars ($100,000.00) (the “Tenant Property Schedule”). The Tenant Property Schedule shall be in a form reasonably acceptable to Landlord and shall include: (i) the name, address, and other contact information for the agent or lead bank (“Agent Bank”) in connection with Tenant’s senior credit facility, and (ii) a detailed breakdown, by Facility, of each applicable item of Tenant Personal Property, its age, useful economic life, and estimated value, and any lenders, purchase money equipment financiers, equipment lessors, or other parties who have a lien, security interest, ownership interest, or other similar ownership interest in such item and the contact information for any and all such parties. Tenant shall be required to deliver to Landlord an updated Tenant Property Schedule upon the commencement of each Lease Year and in connection with any change or replacement of Agent Bank.

9.3                               Waiver of Landlord’s Lien. Landlord hereby waives any statutory or common law lien that may be granted or deemed to be granted to Landlord in Tenant Personal Property or Tenant Intangible Property. Landlord agrees that, upon the request of any Person that shall be providing senior secured financing to Tenant, or a purchase money equipment financier or equipment lessor of Tenant, Landlord shall, at Tenant’s sole cost and expense, negotiate in good faith for the purpose of executing and delivering a commercially reasonable waiver or subordination of Landlord’s statutory lien rights, if any, and a consent and agreement with respect to the respective rights of Landlord and such Person regarding the security interests in, and the timing and removal of, any Tenant Personal Property or Tenant Intangible Property which such Person has a secured interest (the “Collateral”), in form and substance reasonably acceptable to Landlord and such Person, so long as such waiver and agreement (i) provides for the indemnification of Landlord against any claims by Tenant or any Person claiming through Tenant, and against any physical damage caused to the Premises, in connection with the removal of any of the Collateral by such Person, (ii) provides for a reasonable, but limited, time frame for the removal of such Collateral by such Person after the expiration of which same shall be deemed abandoned, and (iii) provides for the per diem payment of Rent due hereunder by such Person for each day following the date of the expiration or termination of this Master Lease that Landlord permits such Person’s Collateral to remain in the Premises.

10.                               Financial, Management and Regulatory Reports. Tenant shall provide Landlord with the reports listed in Exhibit F at the time described therein, and such other information about it or the operations of the Premises and the Business as Landlord may reasonably request from time to time, including such information reasonably requested in connection with a financing of the Premises sought by Landlord. All financial information provided shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be submitted electronically in the form of unrestricted, unlocked “.xls” spreadsheets (or, if restricted or locked, Landlord has been provided with all necessary passwords and access keys required to fully access or extract the subject data therefrom) created using Microsoft Excel (2003 or newer editions). In the event Tenant fails to provide Landlord with the reports listed in Exhibit F within the time periods specified therein, Tenant shall have a grace period of five (5) Business Days after receipt of written notice of such failure from Landlord to provide such reports, after which Tenant will be assessed with a $500.00 administrative fee, which administrative fee shall be immediately due and payable to Landlord.

11.                               Representations and Warranties. Each party represents and warrants to the other that: (i) this Master Lease and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Master Lease within the state(s) where any portion of the Premises is located; and (iii) neither this Master Lease nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such party.

12.                               Events of Default. The occurrence of any of the following events will constitute an “Event of Default” on the part of Tenant, and there shall be no cure period therefor except as otherwise expressly provided:

(a)                                  Tenant’s failure to pay any Rent when due within two (2) Business Days after receipt of written notice from Landlord of such failure;

(b)                                  Tenant’s failure to pay when due Taxes, any Other Charges or other payments required to be made by Tenant under this Master Lease, which failure continues for ten (10) days after receipt of written notice from Landlord of such failure;

(c)                                  (i) The suspension or material limitation of any license, or, if applicable, the certification of any portion of the Premises for provider status under Medicare or Medicaid which would have a material adverse affect on the operation of any Facility for the then permitted use pursuant to

Section 7.1(a); provided, however, if any such suspension or material limitation is curable by Tenant it shall not constitute an Event of Default if Tenant promptly commences to cure such breach and thereafter diligently pursues such cure to the completion thereof within the lesser of (x) the time period in which the applicable governmental agency has given Tenant to undertake corrective action or (y) one hundred eighty (180) days after the occurrence of any such suspension or material limitation; (ii) the revocation of any license or, if applicable, the certification of any portion of the Premises for provider status under Medicare or Medicaid which would have a material adverse affect on the operation of any Facility for the then permitted use pursuant to Section 7.1(a); (iii) the discontinuance of operations at any Facility, except as may be permitted pursuant to Sections 7.1 or 24.5; (iv) the failure to maintain any certificate of need or other similar certificate or license required to operate any Facility for the then permitted use in accordance with the provisions of Section 7.1, which failure would have a material adverse affect on the operation of any Facility; or (v) the use of any material portion of the Premises other than as permitted pursuant to Section 7.1;

(d)                                  A default beyond any applicable cure period by Tenant (i) with respect to any obligation in excess of One Million dollars ($1,000,000.00) under any other lease, agreement or obligation between Tenant and Landlord or any of Landlord’s Affiliates, or (ii) in any payment of principal or interest on any obligations of borrowed money to third parties having an aggregate principal balance of One Hundred Million dollars ($100,000,000.00) or more in the aggregate, or in the performance of any other provision contained in any instrument under which any such obligation is created or secured (including the breach of any covenant thereunder), (x) if such payment is a payment at maturity or a final payment, or (y) if an effect of such default is to cause, or permit any Person to cause, such obligation to become due prior to its stated maturity;

(e)                                  A default beyond any applicable cure period by any Guarantor under the Guaranty;

(f)                                    Any material misrepresentation by Tenant under this Master Lease or in any written report, notice or communication made pursuant hereto from Tenant to Landlord with respect to Tenant, any Guarantor, or the Premises;

(g)                                 The failure to perform or comply with the provisions of Sections 6 or 16;

(h)                                 (i) Tenant shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make an assignment of all or substantially all of its property for the benefit of creditors; or (ii) a receiver, trustee or liquidator shall be appointed for Tenant or any Facility if such appointment is not discharged within sixty (60) days after the date of such appointment; (iii) the filing by Tenant of a voluntary petition under any federal bankruptcy or state law to be adjudicated as bankrupt or for any arrangement or other debtor’s relief; or (iv) the involuntary filing of such a petition against Tenant by any other party unless such petition is dismissed within ninety (90) days after filing; or

(i)                                    The failure to perform or comply with any other provision of this Master Lease not requiring the payment of money unless Tenant cures it either (i) within thirty (30) days after receipt of written notice from Landlord of such failure or (ii) if such default cannot with due diligence be so cured because of the nature of the default or delays beyond the control of Tenant and cure after such period will not have a materially adverse effect upon any Facility, then such default shall not constitute an Event of Default if Tenant uses its best efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof and cures it within one hundred eighty (180) days after such notice from Landlord.

13.                               Remedies. Upon the occurrence and during the continuance of an Event of Default, Landlord may exercise all rights and remedies under this Master Lease and the laws of the state(s) where the Premises are located that are available to a lessor of real and personal property in the event of a default by its lessee. Landlord shall have no duty to mitigate damages unless required by applicable law and shall not be responsible or liable for any failure to relet any of the Premises or to collect any rent due upon any such reletting. Tenant shall pay Landlord, immediately upon demand, all expenses incurred by it in obtaining possession and reletting any of the Premises, including reasonable fees, commissions and costs of attorneys, architects, agents and brokers.

13.1                        General. Without limiting the foregoing, Landlord shall have the right (but not the obligation) to do any of the following upon and during the continuance of an Event of Default: (a) sue for the specific performance of any covenant of Tenant as to which it is in breach; (b) enter upon any portion of the Premises, terminate this Master Lease, dispossess Tenant from the Premises, by any available legal process, and/or collect money damages by reason of Tenant’s breach, including the acceleration of (i) all Minimum Rent and Additional Rent which would have accrued after such termination, discounted at an annual rate equal to the then-current U.S. Treasury Note rate for the closest comparable term and taking into account any obligation on behalf of Landlord to mitigate its damages to the extent required by law, and (ii) all obligations and liabilities of Tenant under this Master Lease which survive the termination of the Term; (c) elect to leave this Master Lease in place and sue for Rent and other money damages as the same come due; and (d) (before or after repossession of the Premises pursuant to clause (b) above and whether or not this Master Lease has been terminated) relet any portion of the Premises to such tenant(s), for such term(s) (which may be greater or less than the remaining balance of the Term), rent, conditions (which may include concessions or free rent) and uses as it may determine in its sole discretion and collect and receive any rents payable by reason of such reletting.

13.2                        Remedies Cumulative; No Waiver. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Any notice or cure period provided herein shall run concurrently with any provided by applicable law. No failure of Landlord to insist at any time upon the strict performance of any provision of this Master Lease or to exercise any option, right, power or remedy contained herein shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Tenant. Landlord’s receipt of any rent or other sum due hereunder (including any late charge) with knowledge of any breach shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Master Lease shall be effective unless expressed in a writing signed by it.

13.3                        Performance of Tenant’s Obligations. If Tenant at any time shall fail to make any payment or perform any act on its part required to be made or performed under this Master Lease, then Landlord may, without waiving or releasing Tenant from any obligations or default hereunder, make such payment or perform such act for the account and at the expense of Tenant, and enter upon any portion of the Premises for the purpose of taking all such action as may be reasonably necessary. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all necessary and incidental costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the performance of any such act by it, together with interest at the Agreed Rate from the date of the making of such payment or the incurring of such costs and expenses, shall be payable by Tenant to Landlord upon Landlord’s written demand therefor.

13.4                        Limited Remedy Event of Defaults. Notwithstanding anything to the contrary herein contained, or any other provisions of this Master Lease or any other concurrent transaction document, if Landlord is exercising remedies due solely to the Events of Default described in clauses (c), (d), (e), (f) or (i) of Section 12 (“Limited Remedy Events of Default”), the aggregate amount Tenant shall be required to pay to Landlord from and after the date of the occurrence of such Limited Remedy Event of Default (the “Occurrence Date”) shall be limited to the sum of (i) (A) 89.9% of the fair market value of the Premises as of the commencement date less (B) the sum of the present value as of the Effective Date (using an annual discount rate equal to Fifteen and 65/100 percent (15.65%)) of all Minimum Rent and Additional Rent received as of the Occurrence Date, (ii) any amounts of Taxes and Other Charges which are due and payable or have accrued under this Master Lease through the Occurrence Date, and (iii) any amounts of Taxes and Other Charges which are due and payable or have accrued under this Master Lease after the Occurrence Date while or so long as the Tenant remains in possession of the Premises after any Limited Remedy Event of Default that relates to insurance, utilities, repairs, maintenance, environmental maintenance, remediation and compliance and other customary costs and expenses of operating and maintaining the Premises in substantial compliance with the terms of this Master Lease.

14.                               Provisions on Termination.

14.1                        Surrender of Possession. On the expiration of the Term or earlier termination or cancellation of this Master Lease (the “Termination Date”), Tenant shall deliver to Landlord or its designee possession of (a) the Premises (or portion thereof if the expiration, termination, or cancellation of this Master Lease is not with respect to the entire Premises) in broom clean condition and in as good a condition as existed at the date of their possession and occupancy pursuant to this Master Lease, except as repaired, replaced, rebuilt, restored, altered or added to as permitted or required by the provisions of this Master Lease, ordinary wear and tear, casualty and condemnation excepted, (b) all subtenant leases and security deposits, all documentation related to the subtenants (including financials and past correspondence) and copies of all Tenant’s books and records relating solely to the Premises, and (c) plans, specifications, drawings or similar materials in connection with the applicable Facility or Facilities.

14.2                        Removal of Tenant Personal Property. Tenant may remove from the Premises in a workmanlike manner all Tenant Personal Property, leaving the Premises in good and presentable condition and appearance, including repair of any damage caused by such removal. Title to any Tenant Personal Property which is not removed by Tenant as permitted above upon the expiration of the Term shall, at Landlord’s election, vest in Landlord; provided, however, that Landlord may remove and store or dispose at Tenant’s expense any or all of such Tenant Personal Property which is not so removed by Tenant without obligation or accounting to Tenant.

14.3                        Holding Over. If Tenant shall for any reason remain in possession of any portion of the Premises after the Termination Date, such possession shall be a month-to-month tenancy during which time Tenant shall pay as rental on the first (1st) Business Day of each month one and one-half (1-1/2) times the total of the monthly Minimum Rent payable with respect to the last Lease Year plus Additional Rent allocable to the month, all additional charges accruing during the month and all other sums, if any, payable by Tenant pursuant to this Master Lease. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the Termination Date, nor shall anything contained herein be deemed to limit Landlord’s remedies.

14.4                        Survival. All covenants, indemnities and other obligations of Tenant under this Master Lease which arise on or prior to the Termination Date or which specifically survive the expiration or termination by their own terms shall survive the Termination Date.

15.                               Certain Landlord Rights.

15.1                        Entry and Examination of Records. Landlord and its representatives may enter any portion of the Premises at any reasonable time upon not less than twenty-four (24) hours written notice to Tenant (which notice may be transmitted in the form of electronic mail or other similar electronic means) to inspect the Premises for compliance with this Master Lease, to exhibit the Premises for sale, lease or mortgaging, or for any other reasonable purpose; provided that no such notice shall be required in the event of an emergency, upon and during the continuance of an Event of Default or to post notices of non-responsibility under any mechanic’s or materialmen’s lien law. No such entry shall unreasonably interfere with Tenant or any subtenants in a Facility or the business operated thereon. During normal business hours (and upon reasonable notice), Tenant will permit Landlord and its representatives (coordinated through Landlord) to examine and make abstracts from any of Tenant’s books and records (other than materials protected by the attorney-client privilege and materials which such person may not disclose without violation of a confidentiality obligation binding upon it); provided that, so long as no Event of Default has occurred and is continuing, Landlord shall not be entitled to exercise the foregoing rights more than once, in the aggregate, in any calendar year.

15.2                        Grant Liens. Any Lien or other encumbrance now existing and securing any borrowing or other means of financing or refinancing or otherwise shall provide for the recognition of this Master Lease and all Tenant’s rights hereunder. Subject to the foregoing sentence and Section 7.3, without the consent of Tenant, Landlord may from time to time, directly or indirectly, create or otherwise cause to exist any Lien, title retention agreement or other encumbrance upon the Premises, or any portion thereof or interest therein (including this Master Lease), whether to secure any borrowing or other means of financing or refinancing or otherwise. Upon the request of Landlord, Tenant shall subordinate this Master Lease to the Lien of any such encumbrance so long as (a) such encumbrance provides that it is subject to the rights of Tenant under this Master Lease and that so long as no Event of Default shall exist beyond any applicable cure period, Tenant’s occupancy shall not be disturbed if any Person takes possession of the applicable portion of the Premises through foreclosure proceedings or otherwise and (b) is otherwise in form and substance reasonably acceptable to Tenant.

15.3                        Estoppel Certificates. At any time upon not less than ten (10) days prior written request by either Landlord or Tenant (the “Requesting Party”) to the other party (the “Responding Party”), the Responding Party shall have an authorized representative execute, acknowledge and deliver to the Requesting Party or its designee a written statement certifying (a) that this Master Lease, together with any specified modifications, is in full force and effect, (b) the dates to which Rent and additional charges have been paid, (c) that no default currently exists on the part of the Responding Party, and to the Responding Party’s actual knowledge, on the part of the Requesting Party or specifying any such default, and (d) as to such other matters as the Requesting Party may reasonably request.

15.4                        Conveyance Release. If Landlord or any successor owner shall transfer any portion of the Premises in accordance with this Master Lease, they shall thereupon be released from all future liabilities and obligations hereunder arising or accruing from and after the date of such conveyance or other transfer, which instead shall thereupon be binding upon the new owner.

16.                               Assignment and Subletting.

16.1                        No Assignment or Subletting. Without the prior written consent of Landlord, which may be withheld or conditioned at its sole discretion, this Master Lease shall not, nor shall any interest of Tenant herein, be assigned or encumbered by operation of law, nor shall Tenant voluntarily or involuntarily assign, mortgage, encumber or hypothecate any interest in this Master Lease or sublet any portion of the Premises. Any foregoing acts without such consent shall be void and shall, at Landlord’s sole option, constitute an Event of Default giving rise to Landlord’s right, among other things, to terminate this Master Lease. An assignment of this Master Lease by Tenant shall be deemed to include: (a) entering into a management or similar agreement relating to the operation or control of any portion of the Premises with a Person that is not an Affiliate of Tenant; or (b) any change (voluntary or involuntary, by operation of law or otherwise, including the transfer, assignment, sale, hypothecation or other disposition of any equity interest in Tenant) in the Person that ultimately exert effective Control over the management of the affairs of Tenant or Guarantor as of the date hereof; provided that an initial public offering of Tenant or Guarantor shall not be deemed to be an assignment of the Master Lease so long as thereafter less than twenty five percent (25%) of the voting stock of Tenant or Guarantor, as applicable, is held by any Person or related group that did not have such ownership before the initial public offering.

16.2                        Permitted Assignments and Sublets.

(a)                                  Notwithstanding Section 16.1 above, Tenant may, without Landlord’s prior written consent, assign this Master Lease or sublet the Premises or any portion thereof to an Affiliate of Tenant or any Guarantor if all of the following are first satisfied: (i) such Affiliate fully assumes Tenant’s obligations hereunder; (ii) Tenant remains fully liable hereunder and any Guarantor remains fully liable under its guaranty; (iii) the use of the applicable portion of the Premises shall comply with Section 7.1, above; (iv) Landlord shall be provided the proposed form and content of all documents for such assignment or sublease on or before the date that is twenty (20) days prior to such assignment or sublease, and (v) Landlord shall be provided executed copies of all such documents within fifteen (15) Business Days after such assignment or sublease.

(b)                                  Notwithstanding Section 16.1 above, Landlord’s consent shall not be required for any assignment of this Master Lease or change of Control of Tenant or Guarantor if the consolidated net worth of the successor Tenant (in the case of an assignment) or Tenant (in the case of a change of Control of Tenant), as applicable (such entity “Resulting Tenant”) or, successor Guarantor (in the case of an assignment) or Guarantor (in the case of a change of Control of Guarantor), as applicable (such entity, “Resulting Guarantor”) immediately after the effectiveness of the assignment or change of Control is equal to or greater than Three Hundred Million Dollars ($300,000,000.00) (such assignment or change of Control, a “Strong Tenant/Guarantor Transfer”), and each of the following conditions is met: (i) Resulting Tenant and/or Resulting Guarantor, or the officers, directors or managers thereof or of the Person that controls Resulting Tenant or Resulting Guarantor, as applicable, has sufficient operating experience and history with respect to the Business of the Facilities as had Tenant or Guarantor, as applicable (or the officers, directors or managers thereof or of the Person that controls Tenant or Guarantor) immediately prior to the Strong Tenant/Guarantor Transfer, or has retained a management company with such expertise to manage the Facilities; (ii) after a Strong Tenant/Guarantor Transfer, the

Resulting Tenant and/or Resulting Guarantor, if different than the Tenant or Guarantor immediately prior to such Strong Tenant/Guarantor Transfer, shall assume all of the obligations of Tenant under the Lease and Guarantor under the Guaranty accruing subsequent to the effective date of such Strong Tenant/Guarantor Transfer by a written instrument in form and substance reasonably satisfactory to Landlord (the “Lease/Guaranty Assumption”); and (iii) no Event of Default shall have occurred and be continuing hereunder. A Person shall be deemed to have “sufficient operating experience and history” if, immediately prior to the Strong Tenant/Guarantor Transfer, such Person (together with its Affiliates and/or officers, directors and managers) (x) operated or managed (whether directly or through its operating subsidiary(ies)) at least twelve (12) facilities engaged in the Business of the Facilities (or the number of such facilities operated and/or managed by Guarantor, whichever is less) and (y) has been in the business of operating or managing such facilities for at least three (3) years (or for such period as Guarantor has been in such business, whichever is less). Upon delivery of the Lease/Guaranty Assumption, Landlord shall release Tenant from any liability under the Lease and Guarantor from any liability under the Guaranty first accruing from and after the effective date of such Strong Tenant/Guarantor Transfer.

(c)                                  Notwithstanding Section 16.1 above, Tenant may, (i) without Landlord’s prior written consent, sublet portions of a Facility in the ordinary course of Tenant’s business to subtenants of such Facility for customary uses ancillary to Tenant’s permitted use including, pharmacy, physical therapy, and sundry providers, and (ii) subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, sublet all or any portion of the Premises, in each case using a form of sublease reasonably approved by Landlord.

(d)                                  Notwithstanding Section 16.1 above and subject to Tenant’s obligations pursuant to Section 9.2, Tenant shall have the right from time to time during the Term hereof and without Landlord’s further approval, written or otherwise, to grant and assign a security interest in Tenant’s interest in all Tenant Personal Property or other property of Tenant that is not a part of the Premises to Tenant’s lenders. In addition, Tenant may grant and assign a mortgage or other security interest in Tenant’s interest in this Master Lease to Tenant’s lenders in connection with Tenant’s financing of Tenant’s interest in this Master Lease provided that: (i) Tenant pays all reasonable costs, expenses and charges of Landlord incident to the granting of any such mortgage or other security interest, including Landlord’s reasonable attorneys’ fees and expenses and (ii) Landlord has approved, in its reasonable discretion, the form of leasehold mortgage pursuant to which Tenant is granting a leasehold mortgage or other security interest in this Master Lease.

(e)                                  Tenant hereby acknowledges that an assignment, subleasing or other transfer of the Premises or a portion thereof under this Section 16 will cause Landlord to incur administrative and other expenses not contemplated under this Master Lease. Accordingly, prior to or concurrently with an assignment, sublease or other transfer of the Premises or a portion thereof pursuant to Section 16.1 or Sections 16.2. Tenant shall reimburse Landlord for any and all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Landlord in connection with such assignment, sublease, or other similar transfer.

(f)                                    In no event shall Tenant sublet any portion of the Premises on any basis such that the rental to be paid by the sublessee would be based, in whole or in part, on either the income or profits derived by the business activities of the sublessee, or any other formula, such that any portion of the sublease rental received by Landlord would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the U.S. Internal Revenue Code, or any similar or successor provision thereto.

17.                               Damage by Fire or Other Casualty. Tenant shall promptly notify Landlord of any material damage or destruction of any portion of the Premises and diligently repair or reconstruct such portion of the Premises in a good and workman like manner to a like or better condition than existed prior to such damage or destruction in accordance with Section 8.4. So long as no Event of Default exists, any award of insurance proceeds up to and including One Hundred Thousand Dollars ($100,000.00) shall be paid directly to Tenant. In the event that any award of net insurance proceeds payable with respect to the casualty are in excess of One Hundred Thousand Dollars ($100,000.00), such insurance proceeds (i) shall be paid directly to Landlord, and (ii) if no Event of Default exists, shall be made available to Tenant for the repair or reconstruction of the applicable portion of the Premises subject to the following disbursement requirements:

(a)                                  prior to commencement of restoration, the architects, contracts, contractors, plans and specifications, payment and performance bond from the general contractor for the work and a budget for the restoration shall have been approved by Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned;

(b)                                  Tenant shall possess such additional funds which Landlord reasonably determines are needed to pay all costs of the repair or restoration and such Tenant funds shall be made available by Tenant as required to pay for the costs of the restoration;

(c)                                  at the time of any disbursement, except as permitted pursuant to Section 5.1, no mechanics’ or materialmen’s liens shall have been filed against any of the Premises and remain undischarged;

(d)                                  disbursements shall be made from time to time (within reasonable time frames to perform and complete the restoration, but not more frequently than monthly) in an amount not exceeding the cost of the restoration completed since the last disbursement, upon receipt of (i) satisfactory evidence, including architects’ certificates, of the stage of completion, the estimated total cost of completion and performance of the restoration to date in a good and workmanlike manner in accordance with all material respects with the contracts, plans and specifications, (ii) waivers of liens, and (iii) contractors’ and subcontractors’ sworn statements as to completed work and the cost thereof for which payment is requested; and

(e)                                  each request for disbursement shall be accompanied by a certificate of Tenant, signed by an officer of Tenant, describing the restoration for which payment is requested, stating the cost incurred in connection therewith, stating that Tenant has not previously received payment for such restoration and, upon completion of the restoration, also stating that the restoration has been fully completed and complies with the applicable requirements of this Master Lease.

If such proceeds are insufficient, Tenant shall provide the required additional funds; if such proceeds are more than sufficient, the surplus shall belong and be paid to Tenant upon completion of the restoration in accordance with the requirements of this Master Lease. Tenant shall not have any right under this Master Lease, and hereby waives all rights under applicable law, to abate, reduce or offset rent by reason of any damage or destruction of any portion of the Premises of any amount by reason of an insured or uninsured casualty.

If at any time during the last two (2) years of the Term, fire or other casually shall render the whole or any portion of a Facility untenable and such Facility (or any portion thereof) cannot reasonably be expected to be repaired within two hundred seventy (270) days from the date of such event, then Tenant, by notice in writing to Landlord within ninety (90) days from the date of such damage or destruction, may terminate this Master Lease with respect to such Facility effective upon a date within thirty (30) days from the date of such notice in which event (i) the insurance proceeds payable with respect to the casualty to such Facility (except to the extent related to Tenant Personal Property) shall be paid to Landlord, and (ii) this Master Lease shall be deemed terminated as to such Facility and Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (x) the amount of the then current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the portion of Landlord’s Investment allocated to such Facility and the denominator of which is Landlord’s Investment.

18.                               Condemnation. Except as provided to the contrary in this Section 18. this Master Lease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and Tenant hereby waives all rights under applicable law to abate, reduce or offset Rent by reason of such taking. If during the Term all or substantially all (a “Complete Taking”) or a smaller portion (a “Partial Taking”) of any Facility is taken or condemned by any competent public or quasi-public authority, then (a) in the case of a Complete Taking, Tenant may at its election made within thirty (30) days of the effective date of such Taking, terminate this Master Lease with respect to such Facility and the current Rent shall be equitably abated as of the effective date of such termination, or (b) in the case of a Partial Taking, the Rent shall be abated to the same extent as the resulting diminution in Fair Market Value of the applicable portion of the Premises. The resulting diminution in Fair Market Value on the effective date of a Partial Taking shall be as established pursuant to Exhibit C. In the event this Master Lease is terminated as to any Facility under this Section 18, then the Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (i) the amount of the then current Minimum Rent and Additional Rent, and (ii) a fraction, the numerator of which is the portion of Landlord’s Investment allocated to such Facility and the denominator of which is Landlord’s Investment. Landlord alone shall be entitled to receive and retain any award for a taking or condemnation other than a temporary taking; provided, however. Tenant shall be entitled to submit its own claim in the event of any such taking or condemnation with respect to the value of (u) Tenant’s leasehold interest in any portion of the Premises, (v) the relocation costs incurred by Tenant as a result thereof, (w) Tenant Personal Property, (x) other tangible property, (y) moving expenses, and/or (z) loss of business, if available. In the event of a temporary taking of less than all or substantially all of the Premises, Tenant shall be entitled to receive and retain any and all awards for the temporary taking and the Minimum Rent and Additional Rent due under this Master Lease shall be not be abated during the period of such temporary taking.

19.                               Indemnification. Tenant agrees to protect, indemnify, defend and save harmless Landlord, its directors, officers, shareholders, agents and employees (each an “Indemnitee”) from and against any and all foreseeable or unforeseeable liability, expense, loss, cost, deficiency, fine, penalty or damage (including punitive but excluding consequential damages) of any kind or nature, including reasonable attorneys’ fees, from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with (unless caused by an Indemnitee) this Master Lease, the Premises or the operations of Tenant on any portion of the Premises, including (a) the breach by Tenant of any of its representations, warranties, covenants or other obligations hereunder, (b) any Protest, and (c) all known and unknown Environmental Activities on any portion of the Premises, Hazardous Materials Claims or violations by Tenant of a Hazardous Materials Law with respect to any portion of the Premises, except to the extent such Environmental Activities, Hazardous Materials Claims or violations arise out of any negligent or willful act or omission of Landlord or its affiliates, employees or agents. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Landlord believes is covered by this indemnity, it shall promptly give Tenant written notice of such matter. If Landlord does not elect to defend the matter with its own counsel at Tenant’s expense, Tenant shall then defend Landlord at Tenant’s expense (including Landlord’s reasonable attorneys’ fees and costs) with legal counsel reasonably satisfactory to Landlord and Tenant’s insurer. The obligations of Tenant under this Section 19 shall survive any termination, expiration, or rejection in bankruptcy of this Master Lease, but only with respect to matters that arose, occurred, or existed prior to such termination, expiration, or rejection.

20.                               Disputes. If any party brings any action to interpret or enforce this Master Lease, or for damages for any alleged breach, the prevailing party shall be entitled to reasonable attorneys’ fees and costs as awarded by the court in addition to all other recovery, damages and costs. EACH PARTY HEREBY WAIVES ANY RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER IN CONNECTION WITH ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MASTER LEASE, INCLUDING RELATIONSHIP OF THE PARTIES, TENANT’S USE AND OCCUPANCY OF ANY PORTION OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE RELATING TO THE FOREGOING OR THE ENFORCEMENT OF ANY REMEDY.

21.                               Notices. All notices and demands, certificates, requests, consents, approvals and other similar instruments under this Master Lease shall be in writing and sent by personal delivery, U.S. certified or registered mail (return receipt requested, postage prepaid) or FedEx or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:

*If to any Tenant, each of which have appointed Radiation Therapy Services, Inc. as agent/attorney-in-fact:	If to Landlord:

Radiation Therapy Services, Inc. 2234 Colonial Blvd. Ft. Myers, Florida 33907 Attn:	Theriac Rollup, LLC 5292 Summerlin Commons Way Suite 1103 Ft. Myers, Florida 33907
Attn: Jay Bunnell
Facsimile: (239) 936-5485
*Name of Tenant

With a copy to:	With a copy to:

Kirkland & Ellis, LLP 300 North LaSalle Chicago, Illinois 60654 Attn: John G. Caruso Facsimile: (312) 862-2200	Shumaker, Loop & Kendrick, LLP 101 E. Kennedy Blvd., Suite 2800 Tampa, Florida 33602 Attn: Darrell C. Smith, Esq. Facsimile: (813) 229-1660

A party may designate a different address by notice as provided above. Any notice or other instrument so delivered (whether accepted or refused) shall be deemed to have been given and received on the date of delivery established by U.S. Post Office return receipt or the carrier’s proof of delivery or, if not so delivered, upon its receipt. Delivery to any officer, general partner or principal of a party shall be deemed delivery to such party. Notice to any one co-Tenant shall be deemed notice to all co-Tenants.

22.                               Miscellaneous. Since each party has been represented by counsel and this Master Lease has been freely and fairly negotiated, all provisions shall be interpreted according to their fair meaning and shall not be strictly construed against any party. While nothing contained in this Master Lease should be deemed or construed to constitute an extension of credit by Landlord to Tenant, if a portion of any payment made to Landlord is deemed to violate any applicable laws regarding usury, such portion shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and if Tenant discharges and performs all obligations hereunder, such funds will be reimbursed (without interest) to Tenant on the Termination Date. If any part of this Master Lease shall be determined to be invalid or unenforceable, the remainder shall nevertheless continue in full force and effect. Time is of the essence, and whenever action must be taken (including the giving of notice or the delivery of documents) hereunder during a certain period of time or by a particular date that ends or occurs on a Saturday, Sunday or federal holiday, then such period or date shall be extended until the immediately following Business Day. Whenever the words “including”, “include” or “includes” are used in this Master Lease, they shall be interpreted in a non-exclusive manner as though the words “without limitation” immediately followed. Whenever the words day or days are used in this Master Lease, they shall mean “calendar day” or “calendar days” unless expressly provided to the contrary. The titles and headings in this Master Lease are for convenience of reference only and shall not in any way affect the meaning or construction of any provision. Unless otherwise expressly provided, references to any “Section” mean a section of this Master Lease (including all subsections), to any “Exhibit” or “Schedule” mean an exhibit or schedule attached hereto or to “Medicare” or “Medicaid” mean such programs and shall include any successor program. If more than one Person is Tenant hereunder, their liability and obligations hereunder shall be joint and several. Promptly upon the request of either party and at its expense, the parties shall prepare, enter into and record a suitable short form memorandum of this Master Lease. This Master Lease (a) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior or contemporaneous verbal or written agreements or understandings, (b) may be executed in one or more facsimile or electronic counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document, (c) may only be amended by a writing executed by the parties, (d) shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties, (e) shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the conflict of laws rules thereof, provided that the law of the State in which each Facility is located (each a “Situs State”) shall govern procedures for enforcing, in the respective Situs State, provisional and other remedies directly related to such Facility and related personal property as may be required pursuant to the law of such Situs State, including without limitation the appointment of a receiver; and, further provided that the law of the Situs State also applies to the extent, but only to the extent, necessary to create, perfect and foreclose the security interests and liens created under this Master Lease, and (f) incorporates by this reference any Exhibits and Schedules attached hereto.

23.                               Right of First Refusal.

(a)                                  During the Term and subject to the terms and conditions and except as otherwise expressly provided in this Section 23. Tenant shall have a right of first refusal to purchase all of the

Subject Facilities (as defined below) that are the subject of a Third Party Offer (as defined below). Within five (5) Business Days of Landlord’s decision to accept a Third Party Offer (or its acceptance of such offer subject to the right of first refusal granted herein) Landlord shall deliver to Tenant a written notice (the “Offer Notice”) (i) stating that Landlord is prepared to accept (or has already accepted subject to the right of first refusal granted herein) the applicable Third Party Offer, (ii) identifying the Subject Facilities, and (iii) describing the material terms and conditions (including purchase price and earnest money deposit) under which the third party proposes to purchase the Subject Facilities.

(b)                                  As used herein, the following terms shall have the following meanings:

(1)                                  “Third Party Offer” shall mean a written offer, proposal, letter of intent or similar instrument setting forth the material terms and conditions under which a third party which is not an Affiliate of Landlord proposes to enter into a purchase of all or a portion of the Premises.

(2)                                  “Subject Facilities” shall mean that portion of the Premises (or those Facilities) that are the subject of the purchase proposal contained in the Third Party Offer.

(c)                                  Tenant shall have fifteen (15) Business Days from its receipt of an Offer Notice to elect to purchase the Subject Facilities by delivery of written notice of such election to Landlord (the “Purchase Notice”). For the avoidance of doubt, Tenant may only elect to purchase all of the Subject Facilities and may not elect to purchase some but not all of the Subject Facilities.

(d)                                  Landlord and Tenant shall have a period of thirty (30) days from Landlord’s receipt of the Purchase Notice (the “Purchase Agreement Period”) to negotiate in good faith a purchase and sale agreement and related documentation necessary to complete the disposition of the Subject Facilities (the “Purchase Documentation”). The Purchase Documentation shall contain the purchase price, earnest money deposit, and other material terms and conditions contained in the Third Party Offer. In the event Landlord and Tenant enter into the Purchase Documentation within the Purchase Agreement Period, then the transaction that is the subject of such Purchase Documentation shall be consummated within thirty (30) days of the execution thereof (the “Closing Date”).

(e)                                  In the event that (i) Tenant does not timely provide the Purchase Notice, (ii) Landlord and Tenant are unable to agree upon the Purchase Documentation within the Purchase Agreement Period, or (iii) following execution of the Purchase Documentation, the transaction that is the subject thereof is not consummated on or before the Closing Date as a result of a default by Tenant in its obligations under the Purchase Documentation, then Landlord shall be free to sell the Subject Facilities to the third party who submitted the Third Party Offer on terms not materially more favorable to the acquiring party than are set forth in the applicable Third Party Offer. If such sale is not consummated within thirty (30) days following the Purchase Agreement Period, or if at any time Landlord agrees with such third party to modify the terms of the proposed transaction in a manner materially more favorable to the third party, Tenant’s right of first refusal as granted herein shall be reinstituted and Landlord shall give Tenant prompt written notice of the same.

(f)                                    Notwithstanding anything in this Section 23 which may be construed or interpreted to the contrary, the terms of this Section 23 (including the right of first refusal granted herein) shall not apply to any of the following: (i) any sale, transfer, or other disposition of the Premises or any portion thereof to any Affiliate, parent, or subsidiary of Landlord or to a joint venture entity, relationship, partnership or similar business arrangement in which Landlord or any of Landlord’s Affiliates is the managing member or general partner and holds at least a twenty five percent (25%) equity ownership interest, (ii) to any merger, business combination, or similar transaction involving all or substantially all of the assets of Landlord and its Affiliates; or (iii) any judicial or non-judicial foreclosure sale or deed in lieu of foreclosure pursuant to any mortgage or deed of trust now or hereafter encumbering the Premises or any portion thereof in favor of an unaffiliated third party.

(g)                                 In the event Tenant purchases the Subject Facilities pursuant to this Section 23, this Master Lease shall terminate as to the Subject Facilities and the Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (i) the amount of the then current Minimum Rent and Additional Rent, and (ii) a fraction, the numerator of which is the portion of Landlord’s Investment allocable to the Subject Facilities and the denominator of which is Landlord’s Investment.

24.                               Economic Substitution.

24.1                        Provided that no Event of Default exists on the Option Exercise Date or the Closing Date, Tenant may offer to purchase an Option Premises (as defined herein) by giving Landlord written notice thereof (the “Exercise Notice”) at least sixty (60) days, but not more than one hundred eighty (180) days, prior to the desired closing date (the date on which such notice is delivered being the “Option Exercise Date”) provided that (a) Tenant provides Landlord with substitute Replacement Premises in accordance with the requirements set forth below and (b) the substitution of the Replacement Premises for the Option Premises does not result in a decrease in the Rent Coverage Ratio from the Rent Coverage Ratio existing as of the Exercise Date. Landlord may accept or reject such offer to purchase an Option Premises at Landlord’s sole and absolute discretion. As used herein, “Option Premises” shall mean the Facility or Facilities identified as the portion of the Premises that Tenant elects to be designated as the Option Premises in the Exercise Notice; provided, however, in no event shall Tenant be entitled to (i) include any Facility in the Option Premises unless Landlord has owned such Facility for a period of the greater of (x) two (2) years or (y) the currently recognized “safe-harbor” holding period for Real Estate Investment Trusts under the rules and regulations relating to “prohibited transactions” or “dealer sales” under the Internal Revenue Code of 1986, as amended, and (ii) designate more than five (5) Facilities as Option Premises during the Term. As used herein, “Replacement Premises” shall mean a healthcare facility or facilities, of comparable or superior type, use, and quality to the Option Premises, and, subject to customary due diligence and property investigations by Landlord, reasonably acceptable to Landlord to be added to the Premises demised under this Master Lease in place of the Option Premises, as of the date of closing. As used herein, “Rent Coverage Ratio” means, as of the date of determination, the ratio of (A) the Portfolio EBITDARM for the immediately preceding 6 calendar months, minus (I) an assumed management fee equal to five percent (5%) of the gross revenues generated during such six month period, and (II) one-twelfth (1/12) of the CapEx Amount multiplied by the aggregate rentable square footage of the Facilities on the calculation date and further multiplied by the number of months in the period of determination, to (B) the total amount of the Minimum Rent and Additional Rent due for such six month period pursuant to the terms of this Master Lease. As used herein, “Portfolio EBITDARM” means, for any period of determination, the aggregate net income (or loss) of Tenant for such period to the extent derived from the collective operation of the Premises, adjusted to add thereto, to the extent allocable to the Premises, without duplication, any amounts deducted in determining such net income (or loss) for (a) interest expense, (b) income tax expense, (c) depreciation and amortization expense, (d) rental expense, and (e) management fee expense, in each case determined in conformity with generally accepted accounting principles, consistently applied. With respect to any Replacement Premises that has been operating for less than twelve (12) months as of the Option Exercise Date,

Portfolio EBITDARM shall be calculated using a commercially reasonable estimate of the net income (or loss) of Tenant for such Replacement Premises during the first year of operations. Such commercially reasonable estimate of net income (or loss) shall be based on documentation that is reasonably satisfactory to Landlord and shall be calculated utilizing accounting and forecasting principles consistently applied and reasonably satisfactory to Landlord. Notwithstanding anything herein which may be interpreted to the contrary, Tenant shall be responsible for all costs and expenses incurred by Landlord or Tenant in connection with the transfer of the Option Premises to Tenant and the transfer of the Replacement Premises to Landlord, including, without limitation, all reasonable costs and expenses incurred by Landlord in connection with its due diligence investigation of the Replacement Premises (including reasonable attorneys’ fees), documentary transfer taxes, any title insurance premiums pursuant to Section 24.2(d) below and any and all recording and escrow fees.

24.2                        In connection with the transfer and conveyance of the Replacement Premises from Tenant to Landlord, the following provisions shall apply. Any capitalized terms used in this Section 24.2 and not otherwise defined herein shall have the meanings given such terms in that certain Purchase and Sale Agreement between NHP and certain Affiliates of Tenant dated as of September 30, 2008 (the “Purchase Agreement”).

(a)                                  The closing of the transfer of the Replacement Premises from Tenant to Landlord shall be consummated through an escrow established with a national title company reasonably acceptable to Landlord (the “Title Company”).

(b)                                  Landlord’s obligation to accept the Replacement Premises pursuant to this Section 24 shall be conditioned upon (i) the satisfaction of those conditions precedent contained in Sections 5.1(a) and (b) of the Purchase Agreement, together with any additional commercially reasonable conditions precedent reasonably requested by Landlord, (ii) Tenant providing to Landlord, on or before the Substitution Closing Date, a certificate (in a form reasonably acceptable to Landlord) representing and warranting to Landlord that the representations and warranties contained in Sections 7.1(a) through (g) of the Purchase Agreement, together with any other commercially reasonable representations and warranties reasonably requested by Landlord, are accurate with respect to the Replacement Premises as of the Substitution Closing Date, and (iii) Landlord and Tenant delivering to Title Company any additional documents, information, or instruments reasonably necessary to accomplish the transfer of the Replacement Premises to Landlord and the transfer of the Option Premises to Tenant.

(c)                                  On a date mutually acceptable to Landlord and Tenant following the satisfaction of the conditions contained in Section 24.1 above (the “Substitution Closing Date”), Tenant shall convey, at no cost to Landlord, good and marketable title to the Replacement Premises pursuant to a deed in a form reasonably acceptable to Landlord. Tenant shall deliver said deed to the Title Company on the Business Day prior to the Substitution Closing Date.

(d)                                 Concurrently with the transfer and conveyance of the Replacement Premises to Landlord by Tenant, at Tenant’s sole cost and expense the Title Company shall be committed to issue an ALTA Extended Coverage Policy of Title Insurance in favor of Landlord with respect to the Replacement Premises showing only those exceptions approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and which exceptions shall include the lien of any then non-delinquent taxes and assessments.

(e)                                  There shall be no proration of income or expenses related to the Replacement Premises.

24.3                        In connection with the conveyance of the Option Premises from Landlord to Tenant, the following provisions shall apply:

(a)                                  The closing of the transfer of the Option Premises from Landlord to Tenant shall be consummated through an escrow established with the Title Company and shall occur concurrently with the transfer to Landlord of the Replacement Premises.

(b)                                  Landlord shall convey title to the Option Premises pursuant to the form of deed mutually acceptable to Landlord and Tenant and in an “as is” condition without representation or warranty, but free and clear of all liens except Permitted Exceptions. Landlord shall deliver said deed to the Title Company on the Business Day prior to the Substitution Closing Date.

(c)                                  There shall be no proration of income or expenses related to the Option Premises.

24.4                        Landlord and Tenant hereby acknowledge that either party may consummate the transfer of the Replacement Premises to Landlord and the Option Premises to Tenant as part of a so-called like kind exchange pursuant to section 1031 of the Internal Revenue Code of 1986, as amended, and each party agrees to cooperate with the other party to accomplish such an exchange, even if such an exchange may result in the Substitution Closing Date being delayed for up to thirty (30) days as a result of such an exchange. Notwithstanding the foregoing, the party desiring such an exchange shall pay any additional costs that would not otherwise have been incurred by Landlord or Tenant had such party not consummated the transfer through such an exchange. Neither party shall by this agreement or acquiescence to such an exchange desired by the other party (i) have its rights under this Section 24 affected or diminished in any manner except as otherwise agreed to herein or (ii) be responsible for compliance with or be deemed to have warranted to the other party that such party’s exchange in fact complies with section 1031 of the Internal Revenue Code of 1986, as amended.

24.5                        During the Term and subject to the limitations set forth herein, if one or more of the Facilities becomes uneconomical or unsuitable for continued use in Tenant’s business, Tenant may, with respect to not more than two (2) uneconomical Facilities, seek to terminate the Master Lease with respect to such uneconomical Facility or Facilities (such facility being herein called the “EAP”) in accordance with the conditions and limitations of this Section 24.5.

(a)                                  From time to time during the Term and provided no Event of Default has occurred and is continuing, if Tenant shall determine in good faith and deliver to Landlord a certificate signed by the president or chief financial officer of Tenant certifying that (i) continued use and occupancy by Tenant in Tenant’s business at such EAP is no longer consistent with either the business operation or business strategy of Tenant, and (ii) Tenant has determined to abandon the use at such EAP, then Tenant may give Landlord not less than ninety (90) calendar days prior written notice (the “EAP Notice”) that Tenant intends to arrange a sale of the EAP (“EAP Sale”) in accordance with the provisions of this Section 24.5.

(b)                                  In the case of an EAP Sale, Tenant must arrange the sale of the EAP on behalf of Landlord on terms and conditions reasonably acceptable to Landlord, which terms and conditions shall include, without limitation, the following: (i) a purchase price not less than the Replacement Value for such EAP, which purchase price shall be payable in immediately available funds at the closing of the EAP Sale, and (ii) the EAP Sale shall be on an “as is”, “where is”, “with all faults” basis without any representation or warranty whatsoever on the part of Landlord. As used herein, “Replacement Value” shall be an amount equal to the greater of: (1) the then Fair Market Value, as determined pursuant to Exhibit C, of the EAP, or (2) Landlord’s Investment in the EAP (minus any net award paid to Landlord for a taking pursuant to Section 18). Prior to the closing of the EAP Sale, Tenant shall deliver to Landlord a covenant and undertaking (“EAP Undertaking”) in a form reasonably acceptable to Landlord pursuant to which Tenant (w) represents and warrants that Tenant is permanently abandoning such EAP, (x) covenants to vacate such EAP prior to the closing of the EAP Sale, (y) covenants not to operate another radiation treatment center (or whatever the then permitted use of the EAP is at the time of the EAP Notice) within five (5) miles of such EAP for two (2) years from the date of the EAP Sale, and (z) acknowledges and agrees that a breach or violation of such EAP Undertaking shall be an immediate Event of Default under this Master Lease. Upon the sale of the EAP, this Master Lease shall be deemed terminated as to such EAP and Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (1) the amount of the then current Minimum Rent and Additional Rent, and (2) a fraction, the numerator of which is the portion of Landlord’s Investment allocable to such EAP and the denominator of which is Landlord’s Investment. If Landlord elects not to accept an EAP Sale and provided that Tenant has otherwise complied with all the provisions of this Section 24.5, the Master Lease with respect to such EAP shall be deemed terminated and Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (A) the amount of the then current Minimum Rent and Additional Rent and (B) a fraction, the numerator of which is the portion of Landlord’s Investment allocable to such EAP and the denominator of which is Landlord’s Investment.

(c)                                  Notwithstanding anything else in this Master Lease to the contrary, during the Term, Tenant shall only be permitted to cause an EAP Sale or cause the termination of the Master Lease for up to two (2) Facilities.

(d)                                  Tenant shall pay all charges incident to any transaction pursuant to this Section 24.5, including Landlord’s attorneys’ fees and expenses together with all prepayment fees and expenses solely with respect to the applicable Facility, including attorneys’ fees and expenses due a mortgagee, arising out of such transaction.

25.                               Tax Treatment; Reporting. Landlord and Tenant each acknowledge that each shall treat this transaction as a true lease for state law purposes and shall report this transaction as a lease for Federal income tax purposes. For Federal income tax purposes each shall report this Master Lease as a true lease with Landlord as the owner of the Premises and Tenant as the lessee of such Premises including: (1) treating Landlord as the owner of the property eligible to claim depreciation deductions under Section 167 or 168 of the Internal Revenue Code of 1986 (the “Code”) with respect to the Premises, (2) Tenant reporting its Rent payments as rent expense under Section 162 of the Code, and (3) Landlord reporting the Rent payments as rental income. For the avoidance of doubt, nothing in this Master Lease shall be deemed to constitute a guaranty, warranty or representation by either Landlord or Tenant as to the actual treatment of this transaction for state law purposes and for federal income tax purposes.

26.                               Provisions Concerning Ft. Apache Facility. As of the date of the execution hereof, Nevada Radiation Enterprises, LLC (“Nevada Radiation”) has not obtained all necessary limited liability company approvals in order for the parties signing this Master Lease relative to the Ft. Apache Facility

(as denominated on Schedule 1 hereof) to execute same. Notwithstanding the foregoing, the Ft. Apache Facility has been included herein but is subject to removal from the provisions of this Master Lease as follows:

26.1                        If all appropriate limited liability company authority of Nevada Radiation with respect to Nevada Radiation’s entry into this Master Lease has not been obtained on or before April 15, 2010 from all members of Nevada Radiation, Landlord shall so notify Tenant and Guarantor in writing, and thereupon the Ft. Apache Facility shall be deemed to have not been included in this Master Lease as of the date of the commencement of the Term hereof and the Landlord’s Investment shall be modified to delete the amount allocated to the Ft. Apache Facility therefrom, with the resultant figure being, for all purposes hereunder, the Landlord’s Investment, and the Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (x) the amount of the then current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the portion of Landlord’s Investment allocated to the Ft. Apache Facility and the denominator of which is Landlord’s Investment.

26.2                        If all appropriate limited liability company authority of Nevada Radiation with respect to Nevada Radiation’s entry into this Master Lease has been obtained on or before April 15, 2010 from all members of Nevada Radiation Landlord shall so notify Tenant and Guarantor in writing and shall, concurrently therewith, pay such amounts as were due hereunder with respect to the Ft. Apache Facility on April 1, 2010, then and in that event, the Ft. Apache Facility shall be included herein as if the signatures of the necessary parties were obtained prior to the commencement of the Term hereof.

26.3                        Notwithstanding anything contained herein or otherwise to the contrary, the failure to obtain all necessary limited liability company approvals of Nevada Radiation shall not otherwise effect or impair any of the terms of this Master Lease as it relates to any Facility other than the Ft. Apache Facility. Further, unless and until the conditions of Section 26.2 above shall have occurred on or before April 15, 2010, the existing lease between Nevada Radiation and Nevada Radiation Therapy Managements Services, Inc. (the “Ft. Apache Lease”) shall remain in full force and effect; provided, however, that any rentals paid to Landlord pursuant to the terms of this Master Lease for such period ending on April 15, 2010 and attibutable to the Ft. Apache Facility shall be credited toward any rental amounts so payable under the Ft. Apache Lease for such period, it being the intent of the parties hereto that in any and all events Tenant will not pay and Landlord will not receive “double” rental payments with respect to the Ft. Apache Facility for such period.

27.                               Provisions Concerning Southbridge Facility.

27.1                        Landlord shall have the unilateral right to remove the Southbridge Facility (as denominated on Schedule 1 hereof) from the operation and effect of this Master Lease at any time on or before April 15, 2010 (the period commencing on the date hereof and continuing through and including such date being referred to herein as the “Southbridge Removal Period”) by delivering to Tenant written notice of its determination so to remove the Southbridge Facility. In the event that Landlord shall so elect to remove the Southbridge Facility from this Master Lease during the Southbridge Removal Period, the Southbridge Facility shall be deemed to have not been included in this Master Lease as of the date of the commencement of the Term hereof and the Landlord’s Investment shall be modified to delete therefrom the amount allocated to the Southbridge Facility with the resultant figure being, for all purposes hereunder, the Landlord’s Investment and the existing lease (the “Southbridge Existing Lease”) between Theriac Enterprises of Harrington, LLC and Central Massachusetts Comprehensive Cancer Care

Center, LLC, a Massachusetts limited liability company (“CMCCC”) shall be deemed in full force and effect as if the Southbridge Existing Lease had not been superseded and replaced by this Master Lease.

27.2                        During the Southbridge Removal Period, the parties agree to reasonably cooperate and negotiate in good faith and with all diligence an amendment to this Master Lease (the “Southbridge Amendment”) acceptable to Landlord’s existing (as of the effective date of this Master Lease) mortgage lender with respect to the Premises in order to address the following:

(a)                                  The removal of the Southbridge Facility from this Master Lease and the reinstatement of the Southbridge Existing Lease in the event of either (i) the exercise and consummation by Harrington Memorial Hospital, Inc., a Massachusetts not-for-profit corporation (“Harrington”) of its right and option (the “Harrington LLC Option”) pursuant to the existing Operating Agreement of CMCCC to purchase the membership interest of New England Radiation Therapy Management Services, Inc., an affiliate of Guarantor, in CMCCC or (ii) the exercise and consummation by Alliance Oncology, LLC, a Delaware limited liability company (“Alliance”) of its right and option (the “Alliance Option”; which Alliance Option is expressly subordinate to the Harrington LLC Option) pursuant to the provisions of Section 7.3 of that certain Implementation and Transfer Agreement (the “Alliance Agreement”) dated January 9, 2008 as between Alliance, Guarantor and other parties, to purchase the membership interest of New England Radiation Therapy Management Services, Inc., an affiliate of Guarantor, in CMCCC, and the termination of this Master Lease as to the Southbridge Facility thereupon and the reduction of the Minimum Rent and Additional Rent due hereunder thereafter such that such Minimum Rent and Additional Rent are reduced by the product of (x) the amount of the then current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the portion of Landlord’s Investment allocated to the Southbridge Facility and the denominator of which is Landlord’s Investment.

(b)                                 The removal of the Southbridge Facility from this Master Lease in the event that Harrington shall exercise and consumate its option, pursuant to that certain Option to Purchase Agreement dated September 15, 2008 by and among Harrington, CMCCC, el al., to purchase the ground lease which demises the property upon which the Southbridge Facility is located and the reduction of the Minimum Rent and Additional Rent due hereunder thereafter such that such Minimum Rent and Additional Rent are reduced by the product of (x) the amount of the then current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the portion of Landlord’s Investment allocated to the Southbridge Facility and the denominator of which is Landlord’s Investment.

(c)                                  As and to the extent required under the Alliance Agreement, the consent of Alliance as to entry into this Master Lease with respect to the Southbridge Facility, inclusive of the amendment referred to hereinabove in this Section 27.2 should the same may be entered into.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Master Lease has been executed by Landlord and Tenant as of the date first written above..

Signed, sealed and delivered: in the presence of:		TENANT:
Arizona Radiation Therapy Management Services, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

21st Century Oncology, LLC

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

21st Century Oncology Management Services, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

21st Century Oncology of El Segundo, LLC

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

21st Century Oncology of Kentucky, LLC

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

Nevada Radiation Therapy Management Services, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

West Virginia Radiation Therapy Services, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

21st Century Oncology of New Jersey, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

Central Massachusetts Comprehensive Cancer Center, LLC
/s/ Ann Marie Bussanich
Print Name:	Ann Marie Bussanich	By:	/s/ Bryan J. Carey
		Print Name:	Bryan J. Carey
/s/ Susan M. Deleiuliu		As Its:
Print Name:	Susan M. Deleiuliu

Jacksonville Radiation Therapy Services, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

21st Century Oncology of Jacksonville, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

California Radiation Therapy Management Services, Inc.

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

Palms West Radiation Therapy, LLC

/s/ Ann Marie Bussanich		By:	/s/ Bryan J. Carey
Print Name:	Ann Marie Bussanich	Print Name:	Bryan J. Carey
As Its:
/s/ Susan M. Deleiuliu
Print Name:	Susan M. Deleiuliu

Signed, sealed and delivered: in the presence of:		LANDLORD:
Theriac Rollup, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager (FL Document # L06000088324)

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Arizona Radiation Enterprises, LLC
an Arizona limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Bonita Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Bradenton, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Bradenton Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Casa Grande, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Colonial, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Colonial Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Crestview Radiation Enterprises, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Destin Radiation Enterprises, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of El Segundo, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Fort Walton Beach Radiation Enterprises, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Frankfort, Kentucky, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Gilbert, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Greenbrier, WV, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Hammonton, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Harrington, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Henderson Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk
Theriac Enterprises of Jacksonville, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Lehigh Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Marco Island Radiation Enterprise, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Nevada Radiation Enterprises, L.L.C.
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Palm Springs Radiation Enterprises, LLC
a California limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Peoria, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Rancho Mirage, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Scottsdale, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Tamarac Radiation Associates, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

West Palm Radiation Associates, L.L.C.
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

Theriac Enterprises of Yucca Valley, LLC
a Florida limited liability company

By: TEM, LLC
a Florida limited liability company, its Manager

/s/ James Bunnell		By:	/s/ Daniel E. Dosoretz
Print Name:	James Bunnell		Daniel E. Dosoretz, Managing Member

/s/ Catherine A. Newkirk
Print Name:	Catherine A. Newkirk

THE GUARANTOR IS MADE A PARTY HERETO SOLELY AS TO ITS ACKNOWLEDGMENTS AND OBLIGATIONS UNDER THE INTRODUCTORY PARAGRAPHS TO THIS MASTER LEASE:

Signed, sealed and delivered: in the presence of:		GUARANTOR: Radiation Therapy Services, Inc.

/s/ Martha A. Doyle		By:	/s/ Bryan J. Carey
Print Name:	Martha A. Doyle	Print Name:	Bryan J. Carey
		As Its:	EVP & CFO
/s/ Andren L. Britt
Print Name:	Andren L. Britt

EXHIBIT “A”

LEGAL DESCRIPTIONS

See attached;

includes all improvements thereon and all appurtenances thereto.

EXHIBIT “A-1”

1281 E. Cottonwood Lane
Casa Grande, AZ 85222 (Casa Grande (CGA))

Real property in the City of Casa Grande, County of Pinal, State of Arizona, described as follows:

THE EAST 285.50 FEET OF THE NORTH 400.15 FEET OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 6 SOUTH, RANGE 6 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE EAST 35.00 FEET AND THE NORTH 50.00 FEET THEREOF.

EXHIBIT “A-2”

2680 South Val Vista Dr., Units 101, 105, 107, 109, and 115
Gilbert, AZ 85295 (Gilbert (GLA))

Real property in the City of Gilbert, County of Maricopa, State of Arizona, described as follows:

UNITS 101, 105, 107, 109 AND 115, 2680-BUILDING #9, SPECTRUM FALLS PROFESSIONAL PARK, A CONDOMINIUM AS CREATED BY THAT CERTAIN DECLARATION RECORDED AS 2006-410779 OF OFFICIAL RECORDS; FIRST AMENDMENT RECORDED AS 2006-1149379 OF OFFICIAL RECORDS; RE-RECORDED AS 2006-1222782 OF OFFICIAL RECORDS; SECOND AMENDMENT RECORDED AS 2007-629562 OF OFFICIAL RECORDS; AS SHOWN ON THE PLAT OF SAID CONDOMINIUM RECORDED IN BOOK 804 OF MAPS, PAGE 37; FIRST AMENDMENT PLAT RECORDED IN BOOK 858 OF MAPS, PAGE 47; AFFIDAVIT OF CORRECTION RECORDED AS 2006-1222781 OF OFFICIAL RECORDS; SECOND AMENDMENT PLAT RECORDED IN BOOK 915 OF MAPS, PAGE 27 AND THIRD AMENDMENT PLAT RECORDED IN BOOK 1034 OF MAPS, PAGE 39 IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA.

TOGETHER WITH AN UNDIVIDED INTEREST IN AND TO THE COMMON ELEMENTS AS SET FORTH IN SAID DECLARATION AND AS DESIGNATED ON SAID PLAT.

EXHIBIT “A-3”

9159 W. Thunderbird Road, Building F
Peoria, AZ 85381 (Peoria (PEA))

Real property in the City of Peoria, County of Maricopa, State of Arizona, described as follows:

PARCEL NO. 1:

UNITS 101 THROUGH 112, INCLUSIVE, OF BUILDING F, OF PLAZA TOWN CENTER OFFICE CONDOMINIUM, A CONDOMINIUM AS CREATED BY THAT CERTAIN DECLARATION RECORDED SEPTEMBER 07, 2006 AS 2006-1189463 OF OFFICIAL RECORDS AND SHOWN ON THE PLAT OF SAID CONDOMINIUM RECORDED AS BOOK 861 OF MAPS, PAGE 24, IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA.

TOGETHER WITH AN UNDIVIDED INTEREST IN AND TO THE COMMON ELEMENTS AS SET FORTH IN SAID DECLARATION AND AS DESIGNATED ON SAID PLAT.

PARCEL NO. 2:

A NON-EXCLUSIVE, EASEMENT FOR UTILITY SERVICES AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS SET FORTH IN DECLARATION OF EASEMENTS RECORDED NOVEMBER 14, 2005 AS 2005-1722279 OF OFFICIAL RECORDS AND RE-RECORDED OCTOBER 24, 2007 AS 2007-1151579 OF OFFICIAL RECORDS OVER THE FOLLOWING DESCRIBED PROPERTY;

A PORTION OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 3 NORTH, RANGE 1 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SECTION 16 OF SAID TOWNSHIP 3 NORTH;

THENCE, NORTH 87 DEGREES 41 MINUTES 30 SECONDS EAST, ALONG THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 16, AND THE MONUMENT LINE OF THUNDERBIRD ROAD, A DISTANCE OF 2,691.62 FEET TO THE NORTHEAST CORNER OF SAID SECTION 16;

THENCE, SOUTH 00 DEGREES 29 MINUTES 59 SECONDS WEST, A DISTANCE OF 55.07 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF SAID THUNDERBIRD ROAD AND THE TRUE POINT OF BEGINNING;

THENCE, NORTH 87 DEGREES 42 MINUTES 37 SECONDS EAST, ALONG SAID SOUTH

RIGHT-OF-WAY LINE, A DISTANCE OF 25.03 FEET;

THENCE, SOUTH 00 DEGREES 29 MINUTES 59 SECONDS WEST, A DISTANCE OF 392.46 FEET;

THENCE, NORTH 89 DEGREES 30 MINUTES 01 SECONDS WEST, A DISTANCE OF 25.00 FEET;

THENCE, NORTH 00 DEGREES 29 MINUTES 59 SECONDS EAST, A DISTANCE OF 391.24 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL NO. 3:

A NON-EXCLUSIVE, PERPETUAL EASEMENT FOR THE PURPOSES OF REASONABLE VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS, PARKING SPACES, DRAINAGE AND RETENTION OF STORM WATER, UTILITIES, AS CREATED BY THE DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS FOR PLAZA TOWN CENTER RECORDED AS 2006-990215 OF OFFICIAL RECORDS; FIRST AMENDMENT RECORDED AS 2006-1654818 OF OFFICIAL RECORDS; SECOND AMENDMENT RECORDED AS 2007-198628 OF OFFICIAL RECORDS AND RE-RECORDED AS 2007-210971 OF OFFICIAL RECORDS.

EXHIBIT “A-4”

7337 East Thomas Road, Scottsdale, AZ 85251 (Scottsdale (SAZ))

Real property in the City of Scottsdale, County of Maricopa, State of Arizona, described as follows:

LOTS 1, 2 AND 3, BLOCK 1, OF JUANITA “Y” OLMO FRONTIER PLACE, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 46 OF MAPS, PAGE 12.

EXHIBIT “A-5”

7340 East Thomas Road, Scottsdale, AZ 85251 (Scottsdale (SAZ))

Real property in the City of Scottsdale, County of Maricopa, State of Arizona, described as follows:

THE EAST 160.00 FEET OF THAT PART OF LOT 4, BLOCK 13, OF SECURITY ACRES AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 8 OF MAPS, PAGE 59, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 26, TOWNSHIP 2 NORTH, RANGE 4 EAST;

RUN THENCE WEST 20.00 FEET;

THENCE NORTH PARALLEL TO AND 20.00 FEET WEST OF THE EAST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 26, A DISTANCE OF 284.59 FEET;

THENCE NORTH 89 DEGREES 59 MINUTES WEST 136.38 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 89 DEGREES 59 MINUTES WEST 500.00 FEET MORE OR LESS TO THE WEST LINE OF SAID LOT 4;

THENCE SOUTH 251.88 FEET MORE OR LESS TO THE SOUTHWEST CORNER OF SAID LOT 4;

THENCE EAST ALONG THE SOUTH LINE OF LOT 4, A DISTANCE OF 500.00 FEET;

THENCE NORTH TO THE POINT OF BEGINNING.

ALSO DESCRIBED AS (AS SURVEYED LEGAL DESCRIPTION):

Situated in the State of Arizona, County of Maricopa, City of Scottsdale being part of the Southwest Quarter of Section 26, Township 2 North, Range 4 East of the Gila and Salt River Meridian, and being the East 160.00 feet of that part of Lot 4, Block 13 of “SECURITY ACRES” according to the Plat of Record recorded in Book 8 of Maps, Page 59 of said Maricopa County Records, and being more particularly bounded and described as follows:

BEGINNING at a brass cap in hole found at the Southeast corner of the Southwest Quarter of the Southwest Quarter of said Section 26, said point also being the centerline intersection of Thomas Road and Civic Center Plaza;

Thence South 90 degrees 00 minutes 00 seconds West, along said centerline of Thomas Road, a distance of 20.00 feet;

Thence North 00 degrees 18 minutes 30 seconds East, leaving said centerline along a line parallel to and 20.00 feet West of the East line of the Southwest Quarter of the Southwest Quarter of said Section 26, a distance of 284.59 feet to a point;

Thence North 89 degrees 59 minutes 00 seconds West, a distance of 136.38 feet to the TRUE POINT OF BEGINNING;

Thence South 00 degrees 18 minutes 30 seconds West, a distance of 229.63 feet to a point along the Northerly right of way line of said Thomas Road;

Thence South 90 degrees 00 minutes 00 seconds West, along said right of way line, a distance of 160.00 feet to a point;

Thence North 00 degrees 18 minutes 30 seconds East, leaving said right of way line, a distance of 229.68 feet to a point;

Thence South 89 degrees 59 minutes 00 seconds East, a distance of 160.00 feet to the TRUE POINT OF BEGINNING and containing 0.84 acres (36,745 square feet) of land.

EXHIBIT “A-6”

860 Parkview Dr. N, Units A & B, El Segundo, CA 90245 (El Segundo)

Real property in the City of El Segundo, County of Los Angeles, State of California, described as follows:

PARCEL 1:

THAT PORTION OF LOT 4 OF TRACT NO. 68231, IN THE CITY OF EL SEGUNDO, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1344 PAGES 11 TO 15 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BEING SHOWN AND DEFINED AS BUILDING 10 IN THAT CERTAIN CONDOMINIUM PLAN FOR BUILDING 10 RECORDED FEBRUARY 20, 2008 AS INSTRUMENT NO. 2008-0293799 OF OFFICIAL RECORDS OF SAID COUNTY.

EXCEPT THEREFROM UNITS B10-U1 THROUGH B10-U4 INCLUSIVE AS SHOWN AND DEFINED ON THE CONDOMINIUM PLAN ABOVE MENTIONED.

PARCEL 2:

UNITS BI0-U1 THROUGH B10-U4 INCLUSIVE AS SHOWN AND DEFINED ON THE CONDOMINIUM PLAN ABOVE MENTIONED.

PARCEL 3:

NON-EXCLUSIVE EASEMENT(S) APPURTENANT TO PARCELS 1 AND 2 ABOVE IN COMMON WITH OTHERS OWNERS, FOR THE PURPOSES SET FORTH IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND ENVIRONMENTAL RESTRICTIONS FOR CAMPUS EL SEGUNDO RECORDED OCTOBER 3, 2006 AS INSTRUMENT NO. 06-2202258, OF OFFICIAL RECORDS AS AMENDED BY INSTRUMENT RECORDED MARCH 17, 2008 AS INSTRUMENT NO. 2008-0451631 OF OFFICIAL RECORDS AND IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF THE EDGE AT CAMPUS EL SEGUNDO MASTER ASSOCIATION RECORDED FEBRUARY 27, 2008 AS INSTRUMENT NO. 2008-334845, OFFICIAL RECORDS AS AMENDED BY INSTRUMENTS RECORDED OCTOBER 21, 2008 AS INSTRUMENT NO. 2008-1870879 AND RECORDED APRIL 15, 2009 AS INSTRUMENT NO. 2009-0542599, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL NATURAL GAS CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO DRILL FOR AND PRODUCE SUCH NATURAL GAS FROM SAID LAND BY

WHIPSTOCKING OR DIRECTIONAL DRILLING OR OTHER SUBSURFACE OPERATIONS CONDUCTED FROM SURFACE LOCATIONS ON OTHER LAND AND THE EXCLUSIVE RIGHT TO USE THE SUBSURFACE OF SAID LAND FOR THE PURPOSE OF INJECTING NATURAL GAS THEREIN FOR STORAGE AND FOR REPRESSURING THE FORMATIONS UNDERLYING SAID LAND, AND EXPRESSLY EXCEPTING FROM THIS CONVEYANCE ANY AND ALL RIGHT TO GO UPON OR USE THE SURFACE OF THE LAND THEREIN DESCRIBED IN ANY MANNER FOR THE PURPOSE OF DISCOVERING OR EXTRACTING SUCH NATURAL GAS, AS CONTAINED IN THE GRANT DEED TO STANDARD OIL COMPANY OF CALIFORNIA, A DELAWARE CORPORATION, RECORDED JULY 27, 1943 AS INSTRUMENT NO. 944, IN BOOK 20145 PAGE 298, OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL OIL, HYDROCARBON AND MINERAL SUBSTANCES, IF ANY, EXCEPT NATURAL GAS, CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, WITHOUT THE RIGHT TO ENTER UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXTRACTING ANY SUCH OIL, HYDROCARBON AND MINERAL SUBSTANCES, NOR FOR ANY OTHER PURPOSE, AS CONTAINED IN THE GRANT DEED TO CHANSLOR-CANFIELD MIDWAY OIL COMPANY, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 7, 1945 AS INSTRUMENT NO. 1530, IN BOOK 22243 PAGE 336, OF OFFICIAL RECORDS.

APN: 4138-030-060 and 4138-030-061 and 4138-030-062 and 4138-030-063

EXHIBIT “A-7”

77-840 Flora Road, Palm Desert, CA 92211 (Palm Desert (PSC))

Real property situated in the unincorporated area of the County of Riverside, State of California, described as follows:

PARCEL I:

PARCEL 21-B AS SHOWN ON CERTIFICATE OF PARCEL MERGER NO. 1401 AS EVIDENCED BY DOCUMENT RECORDED AUGUST 28, 2003 AS INSTRUMENT NO. 2003-665897 OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 36 OF PARCEL MAP NO. 29715-1, AS FILED IN BOOK 202 AT PAGES 35 THROUGH 39 INCLUSIVE, OF PARCEL MAPS, RECORDED OF RIVERSIDE COUNTY, CALIFORNIA, TOGETHER CORNER OF SAID PARCEL “A” OF CERTIFICATE OF PARCEL MERGER NO. 01354, RECORDED JULY 1, 2003, AS INSTRUMENT NO. 2003-487225, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL “A” THENCE ALONG THE NORTH LINE OF SAID PARCELS “A” AND 36, SOUTH 89° 16’ 55” EAST 396.41 FEET TO THE NORTHEAST CORNER OF PARCEL 36; THENCE ALONG THE EAST LINE OF SAID PARCEL 36 THE FOLLOWING TWO COURSES: SOUTH 00° 43’ 05” WEST 102.13 FEET; THENCE SOUTH 42° 55’ 16” EAST 123.44 FEET TO THE SOUTH LINE OF PARCEL 36 AND THE BEGINNING OF A NON-TANGENT CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 628.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 1° 52’ 15” WEST; THENCE ALONG SAID CURVE AND SOUTH LINE THROUGH A CENTRAL ANGLE OF 31° 16’ 00” AN ARC LENGTH OF 342.98 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 24.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 33° 08’ 15” WEST; THENCE WESTERLY AND NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 82° 54’ 07” AN ARC LENGTH OF 35.45 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 228.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 49° 45’ 52” EAST; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 37° 42’ 44” AN ARC LENGTH OF 150.40 FEET TO THE SOUTHWEST CORNER OF SAID PARCEL “A”, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 12° 03’ 08” EAST; THENCE ALONG THE WEST LINE OF PARCEL “A”, NORTH 00° 42’ 34” EAST 218.83 FEET TO THE NORTHWEST CORNER OF PARCEL “A” AND THE POINT OF BEGINNING.

PARCEL II:

A NONEXCLUSIVE EASEMENT FOR INGRESS, EGRESS, PEDESTRIAN WALKWAY AND GENERAL RECREATIONAL PURPOSES OVER AND UPON THE COMMON AREAS AS SET FORTH AND GRANTED IN THAT CERTAIN “AMENDED AND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND RESERVATION OF EASEMENTS FOR DESERT BUSINESS PARK” RECORDED MAY 12, 2006 AS INSTRUMENT NO. 2006-0347510, OF OFFICIAL RECORDS.

APN: 626-420-048-6

EXHIBIT “A-8”

40055 Bob Hope Drive, Units 1 & 2 and 40101 Bob Hope Drive, Units 7 & 8
Rancho Mirage, CA 92270 (Rancho Mirage (RMC))

Real property in the City of Rancho Mirage, County of Riverside, State of California, described as follows:

A CONDOMINIUM COMPRISED OF:

PARCEL 1:

AN UNDIVIDED 20.17% INTEREST IN AND TO ALL THAT PORTION OF PARCEL 1 PARCEL MAP NO. 33207, IN THE CITY OF RANCHO MIRAGE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 218, PAGE(S) 89 AND 90 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SHOWN AND DEFINED AS “COMMON AREA” ON THE CONDOMINIUM PLAN RECORDED MARCH 14, 2007 AS INSTRUMENT/FILE NO. 2007-0175595, OF OFFICIAL RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM AN UNDIVIDED 1/16 OF ALL COAL, OIL, OIL SHALE, GAS PHOSPHATE, SODIUM AND OTHER MINERAL DEPOSITS IN SAID LAND, AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED SEPTEMBER 16, 1926 IN BOOK 9 PAGE 166, OF PATENTS OF RIVERSIDE COUNTY.

PARCEL 2:

ALL THAT PORTION OF PARCEL 1 OF PARCEL MAP NO. 33207 SHOWN AND DEFINED AS UNIT NO(S) 1, 2, 7 and 8 ON SAID CONDOMINIUM PLAN.

PARCEL 3:

NONEXCLUSIVE EASEMENTS FOR THE BENEFIT OF AND APPURTENANT TO PARCELS 1 AND 2 ABOVE, SUCH EASEMENTS ARE SET FORTH IN THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED MARCH 14, 2007 AS INSTRUMENT/FILE NO. 07-175596 OF OFFICIAL RECORDS OF SAID COUNTY, AND ANY NOW OR HEREAFTER RECORDED AMENDMENTS THERETO (THE “DECLARATION”).

APN: 684-641-001-0 (Unit 1); 684-641-002-1 (Unit 2); 684-641-007-6 (Unit 7); 684-641-008-7 (Unit 8)

EXHIBIT “A-9”

58295 29 Palms Hwy. Yucca Valley, CA 92284 (Yucca Valley)

Real property in the Town of Yucca Valley, County of San Bernardino, State of California, described as follows:

PARCEL(S) 1 OF PARCEL MAP NO. 4278, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 42 OF PARCEL MAPS, PAGE(S) 40, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

APN: 0601-412-17-0-000

EXHIBIT “A-10”

8991 Brighton Lane, Bonita Springs, FL 34135 (Bonita Springs (BNO))

Real property in the County of Lee, State of Florida, described as follows:

Lot 7, Replat of Tract B and C, Section 28, Commercial Community, according to the plat thereof recorded in Plat Book 60, Page 6, of the Public Records of Lee County, Florida.

EXHIBIT “A-11”

6555 Cortez Road, Bradenton, FL 34201 (Bradenton (BAO))

Real property in the County of Manatee, State of Florida, described as follows:

PARCEL 1:

LOT 1, OF CORTEZ & SIXTY-SIXTH A COMMERCIAL SUBDIVISION, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 33, PAGE(S) 65 AND 66, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA.

PARCEL 2:

THE SOUTH 168 FEET OF THE NORTH 228.70 FEET OF THE WEST 17.29 FEET OF LOT 2, OF CORTEZ & SIXTY-SIXTH A COMMERCIAL SUBDIVISION, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 33, PAGE(S) 65 AND 66, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA.

ALSO DESCRIBED AS (AS SURVEYED LEGAL):

A PARCEL OF LAND LYING IN SECTION 8, TOWNSHIP 35 SOUTH, RANGE 18 EAST, MANATEE COUNTY, FLORIDA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT 1, CORTEZ & SIXTY-SIXTH, A COMMERCIAL SUBDIVISION, AS RECORDED IN PLAT BOOK 33, PAGES 65 AND 66, PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA, SAID POINT BEING THE SOUTHWEST RIGHT OF WAY INTERSECTION OF CORTEZ ROAD AND 66TH STREET WEST, AS SHOWN ON SAID PLAT; THENCE S.89°52’37”E., ALONG THE SOUTH RIGHT OF WAY LINE OF SAID CORTEZ ROAD, A DISTANCE OF 175.01 FEET TO THE NORTHEAST CORNER OF SAID LOT 1 AND THE NORTHWEST CORNER OF LOT 2 OF SAID PLAT; THENCE S.00°34’31”E., ALONG THE NORTH-SOUTH LINE OF SAID LOTS 1 AND 2, A DISTANCE OF 60.70 FEET; THENCE S.89°52’37”E., LEAVING SAID NORTH-SOUTH LINE, A DISTANCE OF 17.29 FEET, THENCE S.00°34’13”E., A DISTANCE OF 168.01 FEET; THENCE N.89°52’37”W., A DISTANCE OF 17.29 FEET TO A POINT ON THE NORTH-SOUTH LINE OF SAID LOTS 1 & 2; THENCE S.00°34’13”E., ALONG SAID NORTH SOUTH LINE, A DISTANCE OF 71.39 FEET TO A POINT ON THE NORTH LINE OF LOT 3 OF SAID PLAT; THENCE N.89°50’12”W., ALONG THE NORTH LINE OF SAID LOT 3, A DISTANCE OF 175.01 FEET TO THE SOUTHWEST CORNER OF SAID LOT 1 AND THE NORTHWEST CORNER OF SAID LOT 3; SAID POINT BEING ON THE EAST RIGHT OF WAY LINE OF 66TH STREET WEST; THENCE N.00°34’13”W., ALONG THE WEST LINE OF SAID LOT 1 AND THE EAST RIGHT OF WAY LINE OF SAID 66TH STREET WEST, A DISTANCE OF 299.99 FEET TO THE POINT OF BEGINNING.

PARCEL 3 - EASEMENT PARCEL

EASEMENTS FOR THE BENEFIT OF PARCEL 1 AND PARCEL 2 AS SET FORTH IN DECLARATION OF EASEMENTS, COVENANTS AND RESTRICTIONS BY AND BETWEEN BRADENTON RADIATION ASSOCIATES, A FLORIDA GENERAL PARTNERSHIP AND E. WAYNE SCROGGINS AND SANDRA L. SCROGGINS, RECORDED IN O.R. BOOK 1840, PAGE 3262.

EXHIBIT “A-12”

6310 Health Parkway, Units 100 and 200
Bradenton, FL 34202 (Lakewood Ranch (LWF))

Real property in the County of Manatee, State of Florida, described as follows:

PARCEL 1 DESCRIPTION:

A parcel of real property located on the First Floor, Section 1 Plan, of Lakewood Ranch M.O.B. II, as recorded in Condominium Book 37, Pages 20 through 31, of the Public Records of Manatee County, Florida, the amended Plat of which is recorded in Condominium Book 37, Pages 56 through 67, of said same Public Record. The horizontal perimetrical boundaries of which are described to wit:

A suite containing Units 1N.1E. through 99N.94E. inclusively, together with Units 1N.95.E. through 35N.105E. inclusively, and the Westerly 0.18’ of Units 1N.106E through 35N.106E.

Together with an undivided interest in the “Common Elements” as defined in that certain Declaration of Condominium for Lakewood Ranch M.O.B. II, a Condominium recorded in Book 2204, Page, 1654, as amended by that First Amendment to Declaration of Condominium recorded in Book 2213, Page 3017.

PARCEL 2 DESCRIPTION:

A parcel of real property located on the Second Floor, Section 2-S Plan, of LAKEWOOD RANCH M.O.B. II, as recorded in Condominium Book 37, Pages 20 through 31, of the Public Records of Manatee County, Florida, the amended plat of which is recorded in Condominium Book 37, Pages 56 through 67, of said same Public Record. The horizontal perimetrical boundaries of which are described as follows, to wit:

A suite containing Units 1N.1E. through 35N.50E., inclusively.

Together with an undivided interest in the “Common Elements” as defined in that certain Declaration of Condominium for Lakewood Ranch M.O.B. II, a Condominium recorded in Book 2204, Page, 1654, as amended by that First Amendment to Declaration of Condominium recorded in Book 2213, Page 3017.

PARCEL 3 DESCRIPTION:

TOGETHER WITH the benefits of Declaration of Easement Agreement recorded in Book 2204, Page 1547.

EXHIBIT “A-13”

601 Redstone Ave. W, Crestview, FL 32536 (Crestview (CRO))

Real property in the County of Okaloosa, State of Florida, described as follows:

Lot 1 and Lot 2, Block 600, CRESCENT PARK - PHASE THREE, according to the Plat thereof, recorded in Plat Book 20, Page 10, of the Public Records of Okaloosa County, Florida.

EXHIBIT “A-14”

2270 Colonial Blvd., Fort Myers, FL 33907 (CBO II)

Real property in the County of Lee, State of Florida, described as follows:

PARCEL 1

A PORTION OF THAT PART OF THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA, AS DESCRIBED IN DEEDS RECORDED IN OFFICIAL RECORDS BOOK 716, PAGE 540 AND OFFICIAL RECORDS BOOK 716, PAGE 542, INCLUSIVE OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA DESCRIBED AS FOLLOWS:

1. COMMENCING AT THE NORTH QUARTER (N 1/4) CORNER OF SAID SECTION 1, THENCE;

2. S.88°51’10”W., 990.70 FEET ALONG THE NORTH LINE OF SAID SECTION 1, THENCE;

3. S.00°15’55”E., 50.01 FEET TO A POINT ON THE SOUTHERLY RIGHT.OF.WAY LINE OF COLONIAL BOULEVARD (100 FEET WIDE), SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING, THENCE;

4. CONTINUE S.00°15’55.E., 252.62 FEET, THENCE;

5. S.88°51’10”W., 106.02 FEET, THENCE;

6. N.00°15’55”W. 252.62 FEET TO A POINT ON SAID SOUTHERLY RIGHT-OF-WAY LINE, THENCE;

7.N.88°51’10”E., 106.02 FEET ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE TO THE TRUE POINT OF BEGINNING.

LESS

LEGAL AS DESCRIBED IN THAT CERTAIN ORDER OF TAKING RECORDED JULY 25, 1998 IN OFFICIAL RECORDS BOOK 2729, PAGE 1682, PUBLIC RECORDS OF LEE COUNTY. FLORIDA. BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 113:

A PARCEL OF LAND LYING IN SECTION 01, TOWNSHIP 43 SOUTH, RANGE 24 EAST.

LEE COUNTY. FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF SECTION I, TOWNSHIP 45 SOUTH, RANGE, 24 EAST, LEE COUNTY, FLORIDA;

THENCE RUN N88°52’29”E. ALONG THE NORTH LINE OF SAID SECTION 1, A DISTANCE OF 1651.16 FEET;

THENCE RUN S.00°13’58.E. LEAVING SAID NORTH LINE, A DISTANCE OF 50.09 FEET, TO .THE POINT OF BEGINNING, SAID POINT BEING ON THE SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD, AS SHOWN ON PROJECT NO. 12504-2601; THENCE CONTINUE S.00°13’58 E., A DISTANCE OF 22.91 FEET; THENCE RUN S.88°52’29”W., A DISTANCE OF 10.64 FEET TO A POINT ON A TANGENT CURVE CONCAVE TO THE SOUTH;

THENCE ALONG SAID CURVE, HAVING A RADIUS OF 10,225.00 FEET, A DELTA OF 00°32’O4, A CHORD BEARING OF S.88°36’26”W., AND A CHORD DISTANCE OF 95.39 FEET, A DISTANCE OF 95.38 FEET;

THENCE RUNN.00°14’04”W., A DISTANCE OF 23.37 FEET, TO A POINT ON SAID SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD; THENCE RUN N.88°52’48”E., ALONG SAID SOUTH RIGHT-OF-WAY LINE, A DISTANCE OF 106.03 FEET TO THE POINT OP BEGINNING.

PARCEL 2

ALL THAT PART OF THE EAST HALF (E 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA, AS DESCRIBED IN DEED RECORDED IN OFFICIAL RECORDS BOOK 794, PAGE 205, INCLUSIVE OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA,

LESS: THE NORTHERLY 50 FEET FOR ONE HALF COLONIAL BOULEVARD RIGHT OF WAY.

AND LESS:

LEGAL AS DESCRIBED IN THAT CERTAIN WARRANTY DEED DATED JULY 08, 1996 AND RECORDED IN OFFICIAL RECORDS BOOK 2724, PAGE 3208, PUBLIC RECORDS OF LEE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTION 01, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA;

THENCE RUN N.88°52’29.E. ALONG THE NORTH LINE OF SAID SECTION 1, A DISTANCE OF 1651.18 FEET;

THENCE RUN S.00°13’58”E, LEAVING SAID NORTH LINE, A DISTANCE OF 50.09 FEET, TO THE POINT

OF BEGINNING, SAID POINT BEING ON THE SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD, AS SHOWN ON PROJECT NO. 12504-2601;

THENCE CONTINUE S.00°13.58”E., A DISTANCE OF 22.91 FEET;

THENCE RUN N.88°52’29”E., A DISTANCE OF 330.35 FEET;

THENCE RUN N.00°14’27”W. A DISTANCE OF 22.91 FEET TO A POINT ON SAID SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD;

THENCE RUN S.88°52.O1.W., ALONG SAID SOUTH RIGHT-OF-WAY LINE, A DISTANCE OF 330.35 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH those easements appurtenant thereto as specified in that certain Reciprocal Easement and Operation Agreement dated June 21, 1984 between Colonial Square, Inc. and Toys “R” Us, Inc., recorded in O.R. Book 1734, Page 4757 of the Public Records of Lee County, Florida, as amended.

TOGETHER WITH the appurtenant easement contained in that certain Agreement for Joint Landscaping and Storm Water Installation and Maintenance dated December 11, 2007 between Theriac Enterprises of Colonial LLC, and Colonial Radiation Associates, recorded in Instrument 2008000315599 of the Public Records of Lee County, Florida.

TOGETHER WITH the appurtenant easement contained in that certain Agreement of Joint Access and Parking dated December 11, 2007 between Theriac Enterprises of Colonial LLC, and Colonial Radiation Associates, recorded in Instrument 2008000315600 of the Public Records of Lee County, Florida.

EXHIBIT “A-15”

2234 Colonial Blvd., Fort Myers, FL 33907 (Colonial)

Real property in the County of Lee, State of Florida, described as follows:

All that part of the West half (W 1/2) of the Northwest quarter (NW 1/4) of the Northeast quarter (NE 1/4) of the Northwest quarter (NW 1/4), of Section 1, Township 45 South, Range 24 East; Lee County, Florida, as described in Deed recorded in Official Records Book 716, Page 540 and Official Records Book 716, Page 542, inclusive, of the Public Records of Lee County, Florida.

LESS AND EXCEPT that part more particularly described as follows:

Commencing at the North quarter (N 1/4) corner of said Section 1, thence:

1. South 88°51’ 10” West, 990.70 feet along the North line of said Section 1, thence:

2. South 00°15’55” East, 50.01 feet to a point on the Southerly right of way line of Colonial Boulevard (100’ wide), said point also being the true POINT OF BEGINNING, thence:

3. Continue South 00°15’55”East, 252.62 feet, thence:

4. South 88°51’10” West, 106.02 feet, thence:

5. North 00°15’55” West, 252.62 feet to a point on said Southerly right of way line, thence:

6. North 88°51’10” East, 106.62 feet along said southerly right of way line to the true POINT OF BEGINNING.

LESS AND EXCEPT that portion of land described as Parcel 112 in Order of Taking recorded in O.R. Book 2742, Page 1875 and Stipulated Final Judgment recorded in O.R. Book 3018, Page 406 of the Public Records of Lee County, Florida.

TOGETHER WITH those easements appurtenant thereto as specified in that certain Reciprocal Easement and Operation Agreement dated June 21, 1984 between Colonial Square, Inc. and Toys “R” Us, Inc., recorded in O.R. Book 1734, Page 4757 of the Public Records of Lee County, Florida, as amended.

TOGETHER WITH the appurtenant easement contained in that certain Agreement for Joint Landscaping and Storm Water Installation and Maintenance dated December 11, 2007 between Theriac Enterprises of Colonial LLC, and Colonial Radiation Associates, recorded in Instrument 2008000315599 of the Public Records of Lee County, Florida.

TOGETHER WITH the appurtenant easement contained in that certain Agreement of Joint Access and Parking dated December 11, 2007 between Theriac Enterprises of Colonial LLC, and Colonial Radiation Associates, recorded in Instrument 2008000315600 of the Public Records of Lee County, Florida.

EXHIBIT “A-16”

1026 Mar Walt Dr., NW
Fort Walton Beach, FL 32547 (Fort Walton Beach (FWB))

Real property in the County of Okaloosa, State of Florida, described as follows:

RADIOLOGY PARCEL:

A parcel of land in Section 34, Township 1 South, Range 24 West, more particularly described as:

Commencing at the Northeast corner of OAK SHADOWS SUBDIVISION, as recorded in Plat Book 2, at Page 72, of the Public Records of Okaloosa County, Florida on the South right-of-way of Barks Drive (R/W varies); thence run South 89°43’18” East along said right-of-way a distance of 214.10 feet to a concrete monument on the South right-of-way of Mar Walt Drive (66’ R/W); thence continue South 89°43’18” East along said South right-of-way line 22.55 feet; thence North 42°10’27” East, 27.06 feet; thence continue North 42°10’27” East, 100.02 feet; thence departing said right-of-way line, run South 51°30’54” East, 103.47 feet; thence South 00°16’42” West, 30.60 feet; thence South 89°43’18” East, 12.50 feet; thence South 00°54’00” West, 178.17 feet, thence South 02°09’48” East, 39.96 feet to the Point of Beginning; thence South 00°54’00” West, 224.87 feet; thence North 89°06’00” West, 165.04 feet; thence North 00°54’00” East, 224.87 feet; thence South 89°06’00” East, 165.04 feet to the Point of Beginning. All in Section 34, Township 1 South, Range 24 West, Okaloosa County, Florida.

Together with the benefits of Access, Parking and Utility Easements as contained in Article III Section 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 of the Declaration of Covenants, Restrictions and Easements recorded November 21, 2003 in Book 2491, Page 2702.

EXHIBIT “A-17”

7751 Baymeadows Rd. East, Jacksonville, FL 32256 (Jacksonville (JVF))

Real property in the County of Duval, State of Florida, described as follows:

Parcel 1:

Units A, B, C and D, Building 1 of HAMPTON MEDICAL ARTS CENTER, A CONDOMINIUM, Phase 1, according to the Declaration of Condominium thereof recorded in Official Records Book 14922, Page 1255 and Amendment to Declaration of Condominium recorded in Book 14922, Page 1379, of the Public Records of Duval County, Florida, together with an undivided interest in the common elements appurtenant thereto and being a part thereof as set forth in said Declaration, as amended.

Parcel 2:

Units E, F, G and H, Building 2, of HAMPTON MEDICAL ARTS CENTER, A CONDOMINIUM, Phase II, according to the Declaration of Condominium recorded in Official Records Book 14922, Page 1255 and Amendment to the Declaration of Condominium recorded in Official Records Book 14922, Page 1379, of the Public Records of Duval County, Florida, together with an undivided interest in the common elements appurtenant thereto and being a part thereof as set forth in said Declaration, as amended.

Parcel 3:

The Beneficial Easement Rights as contained in Declaration of Reciprocal Easements recorded in Official Records Book 13001, Page 152.

EXHIBIT “A-18”

1120 Lee Boulevard, Lehigh Acres, FL 33936 (Lehigh Acres (LAO))

Real property in the County of Lee, State of Florida, described as follows:

(Fee Simple Parcel)

A parcel of land lying in Section 30, Township 44 South, Range 27 East, Lee County, Florida, being more particularly described as follows:

Commencing at the Southeast corner of said Section 30, thence North 02°23’20” West along the East Section line of said Section 30, a distance of 386.49 feet to a point on a curve on the Northerly right-of-way line of Lee Boulevard, said point being on a curve to the left, having a radius of 1,326.24 feet, a delta angle of 29°20’02”, a chord distance of 671.61 feet and a chord bearing of North 86°51’45” West; thence along said curve an arc distance of 679.00 feet to a point on a curve and the Point of Beginning of a tract of land herein described:

Thence continue along said curve having a radius of 1,326.24 feet, a delta angle of 01°04’05”, a chord distance of 24.72 feet and a chord bearing South 77°56’11” West; thence along said curve an arc distance of 24.72 feet to the point of tangency; thence South 77°24’09” West a distance of 150.90 feet; thence North 12°35’51” West, a distance of 300.00 feet; thence North 77°24’09” East, a distance of 150.90 feet to the beginning of a curve to the right having a radius of 1,626.24 feet, a delta angle of 01°04’05”, a chord of 30.31 feet; a chord bearing of North 77°56’11” East; thence along said curve an arc distance of 30.31 feet; thence South ll°31’46”East, a distance of 300.00 feet to the Northerly right-of-way line of Lee Boulevard and the Point of Beginning.

LESS and EXCEPT the following described parcel:

A strip of land lying over and across the Southerly 9 feet (as measured at right angles or along radial lines) of lands described in Official Records Book 1806 at Page 3337 of the Public Record of Lee County, Florida and being contiguous with the Northerly right-of-way line of Lee Boulevard, lying in Section 30, Township 44 South, Range 27 East, Lee County, Florida. Further described in Official Records Book 1843, Page 3729 and 3730, of the Public Records of Lee County, Florida.

ALSO DESCRIBED AS (AS SURVEYED LEGAL):

A PARCEL OF LAND LYING IN SECTION 30, TOWNSHIP 44 SOUTH, RANGE 27 EAST, LEE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 30, THENCE NORTH 02°23’20” WEST ALONG THE EAST SECTION LINE OF SAID SECTION 30, A

DISTANCE OF 386.49 FEET TO A POINT ON A CURVE ON THE NORTHERLY RIGHT-OF-WAY LINE OF LEE BOULEVARD, SAID POINT BEING ON A CURVE TO THE LEFT, HAVING A RADIUS OF 1,326.24 FEET, A DELTA ANGLE OF 29°20’02”, A CHORD DISTANCE OF 671.61 FEET AND A CHORD BEARING OF NORTH 86°51’45” WEST; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 679.00 FEET; THENCE N11°31 ‘46”W, A DISTANCE OF 9.00 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF LEE BOULEVARD AS NOW ESTABLISHED AND THE POINT OF BEGINNING; THENCE ALONG SAID NORTH RIGHT OF WAY LINE WITH A CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 1326.24 FEET, A CENTRAL ANGLE OF 01°04’04” AND A CHORD BEARING AND DISTANCE OF S77°56’l1”W., 24.72 FEET; THENCE ALONG THE ARC OF SAID CURVE A DISTANCE OF 24.72 FEET; THENCE S77°24’09”W, A DISTANCE OF 150.90 FEET; THENCEN12°35’51”W, A DISTANCE OF 291.00 FEET; THENCE N77°24’09”E, A DISTANCE OF 150.90 FEET; THENCE S11°31’46”E, A DISTANCE OF 291.00 FEET TO THE POINT OF BEGINNING.

SUBJECT TO and TOGETHER WITH the following: (Easement Parcel)

A parcel of land lying in Section 30, Township 44 South, Range 27 East, Lee County, Florida, more particularly described as follows:

Commencing at the Southeast corner of said Section 30; thence N 02°23’20” W (bearing based on deed) along the East line of said Section 30 for 386.49 feet to a non-tangent point of curvature and the Northerly right-of-way line of Lee Boulevard (106 feet wide); thence Westerly along the arc of a curve concave to the South (radius = 1,326.24 feet, interior angle = 29°17’02”, chord bearing and distance = N 86°47’35” W, 670.49 feet) for 677.84 feet to a point of non-tangency and the Point of Beginning; thence N 11°31”46” W leaving said Northerly right-of-way line along a radial line for 69.00 feet to a non-tangent point of curvature; thence Easterly along a curve concave to the South and parallel with said Northerly right-of-way line (radius = 1,395.24 feet, interior angle = 0°49’l6”, chord bearing and distance = N 78°54’09” E, 20.00 feet) for 20.00 feet to a point of non-tangency; thence S 11°31’46” E for 69.00 feet to a non-tangent point of curvature and said Northerly right-of-way line; thence Westerly along the arc of a curve concave to the South (radius = 1,326.24 feet, interior angle = 0°51’51”, chord bearing and distance = S 78°54’09” W, 20.00 feet) for 20.00 feet to the Point of Beginning. Said easement for joint access being described in that certain Reciprocal Agreement and Grant of Easement as Exhibit “B” recorded in Official Records Book 2313, Page 2830.

EXHIBIT “A-19”

12993 Palms West Drive, Loxahatchee, FL 33470 (West Palm Beach (PWO))

Real property in the County of Palm Beach, State of Florida, described as follows:

Parcel I - Leasehold:

A portion of Lot 6 of PALMS WEST MEDICAL OFFICE COMPLEX according to the plat thereof as recorded in Plat Book 69, Pages 149 and 150 of the Public Records of Palm Beach County, Florida, being more particularly described as follows:

Commence at the westernmost Southwest corner of said Lot 6; thence along the West line of said Lot 6, North 00°23’l1” East 31.35 feet; thence South 89°36’49” East 72.67 feet to the Point of Beginning on a line 72.67 feet East of and parallel with the West line of said Lot 6; thence along said parallel line North 00°23’11” East 151.00 feet; thence South 89°36’49” East 81.00 feet to a line 153.67 feet East of and parallel with the West line of said Lot 6; thence along said parallel line South 00°23’11” West 151.00 feet; thence North 89°36’49” West 81.00 feet to the Point of Beginning.

Said lands situate, lying and being in Palm Beach County, Florida.

Parcel II:

Beneficial Easement Rights as created by virtue of Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 12146, Page 1634.

EXHIBIT “A-20”

8625 Collier Blvd., Naples, FL 34114 (East Naples (ENF))

Real property in the County of Collier, State of Florida, described as follows:

Parcel 1:

A parcel of land lying in Section 15, Township 50 South, Range 26 East, also being a portion of Tract “C” and Tract “D” of Naples Lakes Shopping Center, as recorded in Plat Book 36, Page 98, of the Public Records of Collier County, Florida.

Beginning at the Northeast corner of said Tract “C”, run thence S. 00°49’51” W. along the East boundary of said Tract “C”, 225.94 feet to a point on a curve; thence along the Southerly boundary of said Tract “C” for the following three (3) courses: 1) Southwesterly, 56.41 feet along the arc of a curve to the right having a radius of 48.00 feet and a central angle of 67°20’09” (chord bearing S. 57°09’46” W., 53.22 feet) to a point of tangency; 2) N. 89°10’10” W., 108.78 feet to a point of curvature; 3) Northwesterly, 51.87 feet along the arc of a curve to the right having a radius of 33.00 feet and a central angle of 90°03’29” (chord bearing N. 44°08.25. W., 46.69 feet) to a point of tangency; thence N. 00°53’19” E., along the West boundary of said Tract “C” and Tract “D” 227.59 feet; thence S. 89°06’53” E., 185.84 feet, along a line 5 feet North of and parallel to the Southerly boundary of said Tract “D”; thence S. 00°49’51” W., along the East boundary of said Tract “D”, 5.00 feet to the Point of Beginning.

Said Parcel also being described as: All of Tract “C”, and the Southerly 5 feet of Tract “D”, of Naples Lake Shopping Center, as recorded in Plat Book 36, Page 98, of the Public Records of Collier County, Florida.

Less and Except that portion deeded to Collier County by Deed recorded in O.R. Book 4315, Page 8, Public Records of Collier County, Florida.

ALSO DESCRIBED AS (AS SURVEYED LEGAL DESCRIPTION)

A PARCEL OF LAND LYING IN SECTION 15, TOWNSHIP 50 SOUTH, RANGE 26 EAST, ALSO BEING A PORTION OF TRACT “C” AND TRACT “D” OF NAPLES LAKES SHOPPING CENTER, AS RECORDED IN PLAT BOOK 36, PAGE 98, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT A POINT 5.00 FEET NORTH AND PARALLEL TO THE SOUTH LINE OF SAID TRACT “D” OF SAID NAPLES SHOPPING CENTER, SAID POINT LYING ON THE WEST RIGHT OF WAY LINE OF COLLIER BOULEVARD AS SHOWN ON SAID PLAT; THENCE N.89°06’52”W., ALONG THE NORTH LINE OF SAID TRACT “C” AND THE SOUTH LINE OF SAID TRACT “D” A DISTANCE OF 3.30 FEET TO THE POINT OF BEGINNING. THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF SAID

COLLIER BOULEVARD, AS NOW ESTABLISHED, FOR THE FOLLOWING FOUR (4) CALLS: (1) THENCE S.00°50’34”W., A DISTANCE OF 45.38 FEET; (2) THENCE S.03°34’45”W., A DISTANCE OF 176.22 FEET; (3) THENCE S.29°58’58”W., A DISTANCE OF 27.18 FEET; (4) THENCE S.00°49’52”W., A DISTANCE OF 11.26 FEET TO A POINT ON THE NORTH LINE OF TRACT “R-l”, AS SHOWN ON SAID PLAT; THENCE ALONG SAID LINE AND THE BOUNDARY LINE OF SAID TRACT “C” FOR THE FOLLOWING FOUR (4) CALLS: (1) THENCE WITH A CURVE CONCAVE NORTHERLY, HAVING A RADIUS OF 48.00 FEET, A CENTRAL ANGLE OF 23°41’56” AND A CHORD BEARING AND DISTANCE OF S.78°58’52”W., 19.71 FEET; THENCE ALONG THE ARC OF SAID CURVE A DISTANCE OF 19.85 FEET; (2) THENCE N.89°10’10”W., A DISTANCE OF 108.78 FEET; (3) THENCE WITH A CURVE CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 33.00 FEET, A CENTRAL ANGLE OF 90°03’29” AND A CHORD BEARING AND DISTANCE OF N.44°08’25”W., 46.69 FEET; THENCE ALONG THE ARC OF SAID CURVE A DISTANCE OF 51.87 FEET; (4) THENCE N.00°53’19”E., A DISTANCE OF 227.59 FEET TO A POINT 5.00 FEET NORTH AND PARALLEL TO THE SOUTH LINE OF SAID TRACT “D”; THENCE S.89°06’53”E., A DISTANCE OF 182.54 FEET TO THE POINT OF BEGINNING.

Parcel 2:

Easement rights pursuant to Declaration of Covenants, Conditions, Restrictions and Easements
for Naples Lakes Commercial Property Owner’s Association, Inc. recorded in O.R. Book 2859,
Page 1004, Public Records of Collier County, Florida.

EXHIBIT “A-21”

6879 US Hwy 98 West, Santa Rosa Beach, FL 324S9 (Destin (DSC))

Real property in the County of Walton, State of Florida, described as follows:

The West 175 feet of Lot 33, Section 31, Township 2 South, Range 20 West, SANTA ROSA PLANTATION COMPANY SUBDIVISION, as recorded in Plat Book 2, at Page 4, of the Public Records of Walton County, Florida. LESS that portion for State Road 30 (U.S. Highway 98).

ALSO DESCRIBED AS (AS SURVEYED LEGAL):

BEGINNING AT THE SOUTHWEST CORNER OF LOT 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, AS RECORDED IN PLAT BOOK 2, AT PAGE 4 OF THE PUBLIC RECORDS OF WALTON COUNTY, FLORIDA; THENCE N 00°41 ‘27” E, ALONG THE WEST LINE OF SAID LOT 33, A DISTANCE OF 258.27 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF U.S. HIGHWAY 98 AS NOW ESTABLISHED PER F.D.O.T. RIGHT OF WAY MAP F.P. # 2206371, PAGE 8, DATED MARCH 15, 1999; THENCE S 88°36’57” E, ALONG THE SOUTH RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 98, A DISTANCE OF 175.00 FEET; THENCE S 00°41’27” W, A DISTANCE OF 258.07 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 33; THENCE N 88°40’56” W, ALONG SAID SOUTH LINE, A DISTANCE OF 175.00 FEET TO THE POINT OF BEGINNING.

Together with the following non-exclusive easements:

DESCRIPTION: (AS WRITTEN)
WATER EASEMENT

Commence at the Southwest corner of Lot 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, as recorded in Plat Book 2, at Page 4, of the Public Records of Walton County, Florida; thence go South 88°40’56” East, along the South line of said Lot 33, a distance of 175.00 feet; thence departing said South line, go North 00°41’27” East, a distance of 195.81 feet to the Point of Beginning; thence continue North 00°41’27” East, a distance of 27.95 feet; thence go North 46°23’03” East, a distance of 13.97 feet; thence go North 00°41’27” East, a distance of 34.43 feet to the Southerly right-of-way line of State Road 30 (U.S. Highway 98, R/W varies); thence go South 88°6’57” East, along said Southerly right-of-way line, a distance of 20.00 feet; thence departing said Southerly right-of-way line, go South 00°41’27” West, a distance of 42.61 feet; thence go South 46°23’03” West, a distance of 41.92 feet to the Point of Beginning of the Parcel herein described.

DESCRIPTION: (AS WRITTEN)
ACCESS EASEMENT

Commence at the Southwest corner of Lot 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, as recorded in Plat Book 2, at Page 4 of the Public Records of Walton County, Florida; thence go South 88°40’56” East, along the South line of said Lot 33, a distance of 175.00 feet; thence departing said South line, go North 00°41’27” East, a distance of 154.94 feet to the Point of Beginning; thence continue North 00°41’27” East, a distance of 38.00 feet; thence go South 88°37’30” East, a distance of 112.44 feet; thence go North 01°23’03” East, a distance of 75.10 feet to the Southerly right-of-way line of State Road 30 (U.S. Highway 98, R/W varies); thence go South 88°36’57” East, along said Southerly right-of-way line, a distance of 38.00 feet; thence departing said Southerly right-of-way line, go South 01°23’03” West, a distance of 113.09 feet; thence go North 88°37’30” West, a distance of 149.98 feet to the Point of Beginning of the Parcel herein described.

DESCRIPTION: (AS WRITTEN)
SEWER EASEMENT

Commence at the Southwest corner of Lot 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, as recorded in Plat Book 2, at Page 4 of the Public Records of Walton County, Florida; thence go South 88°40’56” East, along the South line of said Lot 33, a distance of 175.00 feet; thence departing said South line, go North 00°41’27” East, a distance of 40.24 feet to the Point of Beginning; thence continue North 00°41’27” East, a distance of 15.02 feet; thence go South 86°02’04” East, a distance of 326.36 feet; thence go North 01°24’08” East, a distance of 227.49 feet to the Southerly right-of-way line of State Road 30 (U.S. Highway 98, R/W varies); thence go South 88°36’57” East, along said Southerly right-of-way line, a distance of 15.00 feet; thence departing said Southerly right-of-way line, go South 01°24’08” West, a distance of 243.18 feet, thence go North 86°02’04” West, a distance of 341.19 feet to the Point of Beginning of the Parcel herein described.

EXHIBIT “A-22”

7850 N. University Dr., Tamarac, FL 33321 (Tamarac (TMO))

Real property in the County of Broward, State of Florida, described as follows:

Lots 18 and 19, Block 11, LYONS COMMERCIAL SUBDIVISION NO. 3, according to the plat thereof as recorded in Plat Book 76, Page 31, of the Public Records of Broward County, Florida.

EXHIBIT “A-23”

#2 Physicians Park Drive, Frankfort, KY 40601 (Frankfort, KY)

Being Lot 3, as shown on the Minor Subdivision Plat of Capital Radiation Therapy Associates, dated August 23, 2004, and recorded in Plat Cabinet G, Page 201, (erroneously referred to as Page 301 in the vesting deed) in the office of the Clerk of Franklin County, Kentucky.

Being the same property acquired by Theriac Enterprises of Frankfurt Kentucky, LLC, a Florida limited liability company, by Deed dated August 27, 2009, of record in Deed Book 515, Page 428, in the office aforesaid.

TAX DATA: Map No. 050-00-00-072.00

EXHIBIT “A-24”

55 Sayles Street, Southbridge, MA 01550 (Southbridge (SBM))

Real property in the City of Southbridge, County of Worcester, State of Massachusetts, described as follows:

The land, with the buildings thereon, located within the land of Harrington Memorial Hospital, Inc. in Sturbridge, Worcester County, Massachusetts, located on the easterly side of Sayles Street and shown on a plan entitled “Plan Showing Improvements Within Lease Area” Harrington Memorial Hospital Sayles Street Southbridge, MA scale l”=20’ dated April 6, 2009 by Harry R. Feldman, Inc., bounded and described as follows:

Commencing at the intersection of the northwesterly sideline of Main Street and the easterly sideline of Sayles Street, thence running S 22° 09’ 05” W, a distance of 143.90 feet along the easterly sideline of Sayles Street to the point of beginning.

Thence turning and running S68°05’38”E,a distance of 109.09 feet along land of Southbridge Interfaith Hospitality Network, Inc. and land of Gladys E. Proper, to a point;

Thence turning and running S 35° 27’ 08” W, a distance of 25.97 feet along land of Karl E. Langevin and Claire P. Langevin, to a steel rod;

Thence turning and running S 48° 20’ 55” E, a distance of 79.50 feet along said land of Langevin to a steel rod;

Thence turning and running S 49° 14’ 38” E, a distance of 100.26 feet along land of Domenica M. DiGregorio, to a point;

Thence turning and running S 50° 58’ 33” E, a distance of 97.90 along land of Elaine Derosier, to all iron rod;

Thence running S 50° 58’ 33” E, a distance of 40.01 feet through land of Harrington Memorial Hospital, Inc., to a point;

Thence turning and running S 38° 44’ 17” W, a distance of 98.52 feet through land of said Harrington Memorial Hospital, Inc., to a point;

Thence turning and running S 79° 10’ 48” W, a distance of 68.08 feet, to a point;

Thence turning and running S 85° 24’ 14” W, a distance of 46.39 feet, to a point;

Thence turning and running N 73° 05’ 55” W, a distance of 15.89 feet, to a point;

Thence turning and running N 80° 15’ 50” W, a distance of 59.43 feet, to a point;

Thence turning and running N 86° 40’ 42” W, a distance of 87.32 feet, to a point;

Thence turning and running S 87° 34’ 44” W, a distance of 17.63 feet, to a point;

Thence turning and running S 60° 56’ 16” W, a distance of 24.40 feet, to a point;

Thence turning and running S 46° 16’ 26” W, a distance of 67.26 feet, to a point;

Thence turning and running S 04° 02’ 52” E, a distance of 6.50 feet, to a point;

Thence turning and running S 46° 16’ 26” W, a distance 30.59 feet, to a point;

Thence turning and running S 64° 12’ 39” W, a distance of 17.36 feet, to a point;

Thence turning and running N 88° 42’ 31” W, a distance of 18.82 feet, to a point;

Thence turning and running N 68° 00’ 53” W, a distance of 14.97 feet, to a point;

Thence turning and running N 54° 20’ 35” W, a distance of 9.51 feet, to a point on the easterly sideline of Sayles Street;

The last 14 courses are through land of Harrington Memorial Hospital, Inc.

Thence turning and running N 22° 09’ 05” E, a distance of 255.02 feet along said sideline of Sayles Street to a drill hole in concrete bound;

Thence turning and running S 67° 55’ 15” E, a distance of 150.00 feet along land of Octavio Aguilar to a steel rod;

Thence turning and running N 22° 09’ 05;’ E, a distance of 50.00 feet along land of said Aguilar to a ph nail in concrete;

Thence turning and running N 67° 55’ 15” W, a distance of 150.00 feet along land of said Aguilar to a drill hole on the easterly sideline of Sayles Street;

Thence turning and running N 22° 09’ 05” E, a distance of 152.00 feet along the easterly sideline of Sayles Street, to the point of beginning.

EXHIBIT “A-25”

893 South White Horse Pike, Hammonton NJ 08037 (Hammonton (HMN))

ALL THAT CERTAIN tract or Parcel of land situate in the Town of Hammonton, County of Atlantic, New Jersey as shown on a plan entitled “Site Plan 21st Century Oncology, Block 4104, Lots 1 & 6, 893 South White Horse Pike, Drawing Number C1001, Job Number LYGO 0601, dated 1 /25/07 and revised to 10/18/07, as prepared by Pennoni Associates Inc., more particularly bounded and described as follows:

BEGINNING at a point being the intersection of the northerly Right-Of-Way line of Moss Mill Road (50 feet wide) with the easterly Right-of-Way line of White Horse Pike (66 feet wide);

THENCE (1)

Extending along the said easterly Right-of-Way line of White Horse Pike, along the arc of a circle curving to the right having a radius of 2131.93 feet, an arc length of 171.44 feet, with a chord bearing N 16° 46’ 28” W and a distance of 171.39 feet to a point in the division line between Lot 1 and Lot 2, Block 4104;

THENCE (2)	S 84° 51’ 30” E, along the same, a distance of 108.32 feet to a point for a corner in same;

THENCE (3)

N 05° 08’ 30” E, along the same and the division line between Lot 1 and Lot 3 Block 4104, a distance of 125.00 feet to a point for a corner in the aforementioned division line between Lots 1 and 3 Block 4104 also being a point for a corner in the division line between Lot 1 and Lot 4, Block 4104;

THENCE (4)	S 84° 51’ 30” E, along the same, a distance of 150.00 feet to a point for a corner in same and in the line of Lot 6, Block 4104;

THENCE (5)	N 05° 08’ 30” E, along the division line between Lot 6 Lot 4 and part of Lot 5, Block 4104, a distance of 174.99 feet to a point for a corner in the division line between Lot 6 and Lot 7, Block 4104;

THENCE (6)

S 84° 51’ 30” E, along the same a distance of 150.00 feet to a point for a corner in the division line between Lot 6 and Lot 24, Block 4104 and also being the former centerline of Hillman Avenue, as vacated by ordinance #1 adopted February 13, 1995, and reflected on the Town of Hammonton tax map;

THENCE (7)	S 05° 08’ 30” W along the same, a distance of 113.86 feet to a point in the Northwesterly Right-of-Way line of Boyer Avenue (50 feet wide);

THENCE (8)

S 41° 08’ 44” W along the same a distance of 467.92 feet to a point being the intersection of the said northwesterly Right-of-Way line of Boyer Avenue with the northerly Right-of-Way line of Moss Mill Road (50 feet wide);

THENCE (9)	N 59° 07’ 28” W, along aforesaid northerly Right-of-Way line of Moss Mill

Road, a distance of 76.91 feet to the BEGINNING POINT.

ALSO DESCRIBED AS (AS SURVEYED LEGAL DESCRIPTION):

All that certain plot, piece or parcel of land, with building and improvements thereon erected, situate, lying and being in the Town of Hammonton, County of Atlantic, State of New Jersey, bounded and described as follows:

Block 4104, Lots 1 & 6

Beginning at a point of intersection of the northeasterly sideline of Moss Mill Road (50 feet wide) and the easterly sideline of White Horse Pike (66 feet wide), and running, thence;

1.                          Along the easterly sideline of White Horse Pike on a curve to the right, said curve having a radius of 2131.93 feet, an arc length of 171.44 feet, a chord bearing of North 16 degrees 46 minutes 27 seconds West and a chord length of 171.40 feet, thence;

2.                        Leaving said easterly sideline, South 84 degrees 51 minutes 30 seconds East a distance of 108.32 feet, thence;

3.                          North 05 degrees 08 minutes 30 seconds East, passing over a capped pin found 50.00 feet from the beginning of this course, a total distance of 125.00 feet to a concrete monument found, thence;

4.                        South 84 degrees 51 minutes 30 seconds East a distance of 150.00 feet, thence;

5.                        North 05 degrees 08 minutes 30 seconds East a distance of 174.99 feet, thence;

6.                        South 84 degrees 51 minutes 30 seconds East a distance of 150.00 feet to the prior centerline of Hillman Avenue (now vacated), thence;

7.                        Along said prior centerline, South 05 degrees 08 minutes 30 seconds West a distance of 113.86 feet to the northwesterly sideline of Boyer Avenue (50 feet wide), thence;

8.                        Along said northwesterly sideline, South 41 degrees 08 minutes 44 seconds West a distance of 467.92 feet to the northeasterly sideline of Moss Mill Road, thence;

9.                        Along said northeasterly sideline, North 59 degrees 07 minutes 28 seconds West a distance of 76.91 feet to the point and place of Beginning.

Containing 82,070 S.F. or 1.8841 Acres of land or premises more or less.

Subject to all easement and restrictions of record.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 1, Block(s) 4104; Tax Map of the Town of Hammonton, County of Atlantic, State of New Jersey

EXHIBIT “A-26”

52 North Pecos Road, Henderson, NV 89014 (Henderson (VHO))

Real property in the City of Henderson, County of Clark, State of Nevada, described as follows:

PARCEL ONE (1):

BEING A PORTION OF LOT 1, BLOCK 1 OF “VENTANA COMMERCIAL” (A COMMERCIAL SUBDIVISION), IN THE CITY OF HENDERSON, COUNTY OF CLARK, STATE OF NEVADA AS PER MAP RECORDED IN BOOK 82, PAGE 40 OF PLATS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SITUATED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SITUATED IN THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 18, TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 1, SAID POINT ALSO BEING ON THE EASTERLY RIGHT-OF-WAY LINE OF PECOS ROAD, BEING 50.00 FEET WIDE HALF STREET WIDTH AS DEDICATED PER FILE 36, PAGE 64 OF PARCEL MAPS; THENCE ALONG SAID LINE, NORTH 01°24’38” EAST, 73.00 FEET TO THE SOUTHERLY LINE OF LOT 13 AS PER FILE 95, PAGE 24 OF SURVEYS; THENCE ALONG THE SAID SOUTHERLY LINE THE FOLLOWING THREE (3) COURSES; SOUTH 88°35’22” EAST, 83.00 FEET; THENCE NORTH 01°24’38” EAST, 95.33 FEET; THENCE SOUTH 88°35’22” EAST, 139.50 FEET TO THE WESTERLY LINE OF LOT 10 AS PER FILE 97, PAGE 99 OF SURVEYS; THENCE ALONG SAID WESTERLY LINE, SOUTH 01°24’38” WEST, 31.50 FEET TO THE SOUTHERLY LINE OF SAID LOT 10; THENCE ALONG SAID SOUTHERLY LINE THE FOLLOWING FIVE (5) COURSES; SOUTH 88°35’22” EAST, 127.50 FEET; THENCE SOUTH 01°24’38” WEST, 67.83 FEET; THENCE SOUTH 88°35’22” EAST, 31.50 FEET; THENCE SOUTH 01°24’38” WEST, 4.00 FEET; THENCE SOUTH 88°35’22” EAST, 41.50 FEET TO THE WESTERLY LINE OF “VENTANA AT GREEN VALLEY SOUTH” AS PER MAP RECORDED IN BOOK 43, PAGE 47 OF PLATS; THENCE ALONG SAID WESTERLY LINE AND THE SOUTHERLY PROLONGATION THEREOF, SOUTH 01°24’38” WEST, 65.00 FEET TO THE NORTHERLY LINE “AMERICAN WEST LEGACY UNIT 8” AS PER MAP RECORDED IN BOOK 58, PAGE 37 OF PLATS, SAID LINE ALSO BEING THE SOUTHERLY LINE OF SAID LOT 1; THENCE ALONG SAID LINE, NORTH 88°35’22” WEST, 315.08 FEET TO A POINT OF CURVATURE; THENCE DEPARTING SAID NORTHERLY LINE AND CONTINUING ALONG SAID SOUTHERLY LINE, NORTHWESTERLY, ALONG THE ARC OF A CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 99.00 FEET, THROUGH A CENTRAL ANGLE OF 33°33’26”, AN ARC DISTANCE OF 57.98 FEET TO A POINT OF REVERSE CURVATURE TO WHICH A RADIAL LINE BEARS, SOUTH 34°48’04” WEST;

THENCE NORTHWESTERLY, ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 51.00 FEET, THROUGH A

CENTRAL ANGLE OF 33°33’26”, AN ARC DISTANCE OF 29.87 FEET TO A POINT OF COMPOUND CURVATURE TO WHICH A RADIAL LINE BEARS NORTH 01°24’38” EAST; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 25.00 FEET, THROUGH A CENTRAL ANGLE OF 90°00’0”, AN ARC DISTANCE OF 39.27 FEET TO THE POINT OF BEGINNING.

SAID PARCEL BEING LOT 11 AS SHOWN ON RECORD OF SURVEY IN FILE 98 OF SURVEYS, PAGE 95, RECORDED DECEMBER 3, 1998 IN BOOK 981203 AS DOCUMENT NO. 01575 OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

PARCEL TWO (2):

LOT A OF VENTANA AT GREEN VALLEY SOUTH ON FILE IN BOOK 43 OF PLATS, PAGE 47 IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS, ACCESS AS CONTAINED IN THAT CERTAIN “RECIPROCAL JOINT DRIVEWAY EASEMENT” RECORDED MARCH 24, 1998 IN BOOK 980324 AS DOCUMENT NO. 01528 OF OFFICIAL RECORDS.

PARCEL 4:

A NON-EXCLUSIVE RECIPROCAL EASEMENT FOR ACCESS, INGRESS AND EGRESS, FOR VEHICULAR AND PEDESTRIAN TRAFFIC AS CONTAINED IN THAT CERTAIN “DECLARATION OF RESTRICTIONS AND GRANT OF EASEMENTS” RECORDED MARCH 24, 1998 IN BOOK 980324 AS DOCUMENT NO. 01529 OF OFFICIAL RECORDS.

EXHIBIT “A-27”

6160 S. Fort Apache Road, Las Vegas, NV 88109 (Ft. Apache (FAN))

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

A PORTION OF LOT 1 AS SHOWN BY MAP THEREOF IN BOOK 112, PAGE 68 OF PLATS IN THE CLARK COUNTY RECORDERS OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 32, TOWNSHIP 21 SOUTH, RANGE 60 EAST, M.D.M. CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID LOT 1; THENCE ALONG THE EAST LINE THEREOF, NORTH 00°47’48” EAST, A DISTANCE OF 151.05 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89°17’22” WEST, A DISTANCE OF 286.58 FEET; THENCE NORTH 02°05’39” EAST, A DISTANCE OF 145.61 FEET; THENCE NORTH 00°49’16” EAST, A DISTANCE OF 1.56 FEET; THENCE NORTH 89°17’22” EAST, A DISTANCE OF 283.28 FEET; THENCE SOUTH 00°47’48” WEST, A DISTANCE OF 147.05 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION PREVIOUSLY APPEARED IN THAT CERTAIN RECORD OF SURVEY FILED IN FILE 133 OF SURVEYS, PAGE 3, RECORDED SEPTEMBER 15, 2003 IN BOOK 20030915 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA, AS DOCUMENT NO. 01254.

ALSO DESCRIBED AS (AS SURVEYED LEGAL DESCRIPTION):

PARCEL 1:

LOT 1 OF A SUBDIVISION OF A PORTION OF THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 32, TOWNSHIP 21 SOUTH, RANGE 60 EAST, M.D.M. CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SOUTHWEST QUARTER; THENCE SOUTH 00°49’16” WEST, A DISTANCE OF 91.28 FEET; THENCE SOUTH 89°10’44” EAST, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING; SAID POINT ALSO BEING THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHEAST, OF WHICH THE RADIAL LINE BEARS SOUTH 89°10’44” EAST, AND A RADIUS OF 54.00 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 83.39 FEET THROUGH A CENTRAL ANGLE OF 88°28’58”; THENCE NORTH 89°18’ 14” EAST, A DISTANCE OF 235.55 FEET; THENCE SOUTH 00°47’48” WEST, A DISTANCE OF 637.91 FEET; THENCE SOUTH 89°17’22” WEST A DISTANCE OF 288.41 FEET; THENCE

NORTH 00°49’16’ EAST, A DISTANCE OF 585.40 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS CREATED BY THAT CERTAIN “DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND OF CERTAIN RECIPROCAL RIGHTS AND EASEMENTS” RECORDED NOVEMBER 18, 2003 IN BOOK 20031118, AS INSTRUMENT NO. 01808 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

EXHIBIT “A-28”

187 Skylar Dr., Fairlea, WV 24902 (Fairlea (FWV))

All that certain lot or parcel of real estate situate in Fort Spring District, Greenbrier County, West Virginia, which real estate according to survey thereof made on June 18, 1998, by N. Eugene Kelly, L.L.S., and as shown on a map or plat of the same, is more particularly bounded and described as follows:

Beginning at a 1” iron pipe set in the southeastern right-of-way of Graystone Lane; thence with Graystone Lane N 34° 45’ 17” E 200.04 feet to a 1” iron pipe set; thence leaving Graystone Lane and through the property of Gray Rock, Incorporated, S 55° 14’ 43” E 163.31 feet to a 1” iron pipe set; thence continuing through Gray Rock, Incorporated, in part, and with National Health Care, in part, S 34° 45’ 17” W 200.04 feet (passing a 3/4” iron pipe found, being the northwest corner of National Health Care, at 73.55 feet) to a 1” iron pipe set; thence leaving National Health Care and through Gray Rock, Incorporated, N 55° 14’ 43” W 163.31 feet to the place of beginning, containing 0.75 acres, more or less.

Together with the right to use jointly with others an easement for ingress and egress between this real estate and Davis-Stuart Road, S.L.S. Route No. 37, over a private street designated as Graystone Lane which has been formerly referred to as 30’ R/W on a plat titled, “Plat Showing the Property of Greyrock, Inc.,” of record in Record of Maps Book No. 4, Plat A-39.

There is specifically EXCEPTED and RESERVED from the above-described property all coal, oil, gas, and other minerals underlying the surface of said land, as well as all mining rights appurtenant rights and easements in favor of the estate of said coal, oil, gas or other minerals.

And being the same property conveyed unto Theriac Enterprises of Greenbrier West Virginia, LLC, by deed dated July 11, 2008, by Radiation Oncology Management, LLC, of record in Deed Book 522, page 428.

EXHIBIT “B”

INTENTIONALLY OMITTED

EXHIBIT “C”

FAIR MARKET VALUE

“Fair Market Value” or “Fair Market Rent” means the fair market value (or fair market rent, as applicable) of the Premises or applicable portion thereof on a specified date as agreed to by the parties, or failing such agreement within ten (10) days of such date, as established pursuant the following appraisal process. Each party shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of Fair Market Value or Fair Market Rent, as applicable. For all purposes under this Master Lease, the Fair Market Value shall be the fair market value of the Premises or applicable portion thereof unencumbered by this Master Lease. Within ten (10) days of such selection, the MAI Appraisers so selected by the parties shall select a third (3rd) MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the Fair Market Value (or, as applicable, Fair Market Rent) of the Premises or applicable portion thereof within thirty (30) days of the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal shall be made on a basis consistent with the basis on which the Premises or applicable portion thereof were appraised at the time of their acquisition by Landlord. Tenant shall pay the fees and expenses of any MAI Appraiser retained pursuant to this Exhibit.

If either party fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value (or, as applicable, fair market rent) of the Premises or applicable portion thereof in accordance with the provisions of this Exhibit and the Fair Market Value (or Fair Market Rent) so determined shall be binding upon the parties. If the MAI Appraisers selected by the parties are unable to agree upon a third (3rd) MAI Appraiser within the time period set forth in the foregoing paragraph, either party shall have the right to apply at Tenant’s expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises or applicable portion thereof are located to name the third (3rd) MAI Appraiser.

Within five(5) days after completion of the third (3rd) MAI Appraiser’s appraisal, all three (3) MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value (or, as applicable, fair market rent) of the Premises or applicable portion thereof. If a majority are unable to determine the fair market value (or fair market rent) at such meeting, the three (3) appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Fair Market Value (or, as applicable, Fair Market Rent). If, however, either or both of the low appraisal or the high appraisal are more than ten percent (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be such Fair Market Value (or, as applicable, Fair Market Rent). If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such Fair Market Value (or Fair Market Rent). In any event, the result of the foregoing appraisal process shall be final and binding.

“MAI Appraiser” shall mean an appraiser licensed or otherwise qualified to do business in the state(s) where the Premises or applicable portion thereof are located and who has substantial experience in performing appraisals of facilities similar to the Premises or applicable portion thereof and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the

Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.

EXHIBIT “D”

PERMITTED EXCEPTIONS

1.                                      The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner’s title policy then prevailing in use at the title company that consummates the sale transaction.

2.                                      Any matters which an accurate survey of the Premises may show.

3.                                      Real property taxes and assessments.

4.                                      Any matters shown as title exceptions in the ALTA Owner’s Policy of Title Insurance obtained by Landlord in connection with its acquisition of the Premises.

5.                                      Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant’s acts or omissions.

EXHIBIT “E”

CERTAIN DEFINITIONS

For purposes of this Master Lease, the following terms and words shall have the specified meanings:

ENVIRONMENTAL DEFINITIONS

“Environmental Activities” shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.

“Hazardous Materials” shall mean (a) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants as to which liability or standards of conduct are imposed under Hazardous Materials Laws, which pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (b) asbestos in any form which is friable; (c) urea formaldehyde in foam insulation or any other form; (d) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (e) medical wastes and biohazards; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority because of its dangerous or deleterious properties or characteristics or would pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including, without limitation, any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time.

“Hazardous Materials Claims” shall mean any and all enforcement, clean-up, removal or other governmental or regulatory actions, claims or orders threatened, completed or instituted pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Landlord or Tenant relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

“Hazardous Materials Laws” shall mean any laws, ordinances, regulations, rules having the force and effect of law, or orders relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.

OTHER DEFINITIONS

“Affiliate” shall mean with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person.

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in the City of New York, New York, or in the municipality wherein the Facility is located are closed.

“CC&R’s” shall mean covenants, conditions and restrictions or similar use, maintenance or ownership obligations encumbering or binding upon the real property comprising any Facility.

“Control” shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise.

“Consumer Price Index or CPI” shall mean the Consumer Price Index as now published by the U.S. Bureau of Labor Statistics under the caption: “United States City Average for Urban Wage Earners and Clerical Workers All Items,” or any revision or equivalent thereof hereafter published by that Bureau, or if there ceases to be any such publication, any substantially equivalent Price Index generally recognized as authoritative, designated by Landlord.

“Debt to Equity Ratio” shall mean the ratio of Total Liabilities to Net Worth.

“Medical Waste” shall mean all medical waste as defined by California Health and Safety Code §117690, as amended or supplemented. If a Situs State has a comparable statute that defines “medical waste”, Medical Waste for purposes of all Facilities in such Situs State shall have the meaning set forth in such statute.

“Landlord’s Investment” shall mean, as to any particular Facility, the amount shown for such Facility on Exhibit “G” hereof.

“Net Worth” means with respect to any Person, the amount by which such Person’s Total Assets exceeds Total Liabilities.

“Person” shall mean any individual, partnership, association, corporation, limited liability company or other entity.

“Total Assets” means all assets of a Person determined on a consolidated basis in accordance with generally accepted accounting principles.

“Total Liabilities” means all liabilities of a Person (excluding deferred tax liability) determined on a consolidated basis in accordance with generally accepted accounting principles.

EXHIBIT “F”

FINANCIAL, MANAGEMENT AND REGULATORY REPORTS

Tenant shall keep adequate records and books of account with respect to the finances and business of Tenant generally and with respect to the Premises, in accordance with generally accepted accounting principles (“GAAP”) consistently applied.

During the Term, Tenant shall deliver to Landlord, prior to one hundred twenty (120) days after the close of each fiscal year of Tenant, Guarantor or any Resulting Guarantor annual audited financial statements of Tenant, Guarantor or any Resulting Guarantor, commencing with the fiscal year including the date of commencement of the Term, certified by a nationally recognized firm of independent certified public accountants. In addition, Tenant shall also furnish to Landlord prior to sixty (60) days after the end of each of the three remaining quarters, unaudited financial statements and all other quarterly reports of Tenant, Guarantor or any Resulting Guarantor, certified by their respective chief financial officers, and all filings, if any, of Form 10-K, Form 10-Q and other required filings with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, or any other law.

If, for whatever reason, the financial results of Tenant do not appear, or are not included, in the consolidated financial statements required to be provided to Landlord pursuant to the foregoing paragraph, then Tenant shall also deliver to Landlord Tenant’s financial statements meeting the same requirements and within the same timeframes as required for Holdings pursuant to the foregoing paragraph.

All financial statements shall be prepared in accordance with GAAP consistently applied. All annual financial statements shall be accompanied (i) by an opinion of the accounting firm preparing such statements stating that (A) there are no qualifications as to the scope of the audit and (B) the audit was performed in accordance with GAAP and (ii) by the affidavit of the president or a vice president (or officer, director or manager of a similar position) of Tenant, dated within five (5) days of the delivery of such statement, stating that (C) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default which has occurred and is continuing hereunder or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Tenant has taken or proposes to take with respect thereto and (D) except as otherwise specified in such affidavit, that to affiant’s knowledge Tenant has fulfilled all of its obligations under this Master Lease which are required to be fulfilled on or prior to the date of such affidavit. All financial statements shall be sent via email to Landlord at jay@theriacenterprises.com or to such other email address which Landlord shall, in writing, direct.

On or before the date that is forty-five (45) days after the end of each calendar quarter, Tenant shall deliver to Landlord quarterly profit and loss reports concerning the Business at each Facility and the combined Facilities in this Master Lease. Such reports shall be in substantially the same form as delivered by Tenant to Landlord in connection with Landlord’s acquisition of the Premises and shall contain a level of detail reasonably satisfactory to Landlord. Such reports shall be sent via email to Landlord at jay@theriacenterprises.com or to such other email address which Landlord shall, in writing, direct.

Tenant shall furnish to Landlord within ten (10) days of receipt written notice of any of the following: (i) any material violation of any federal, state, or local licensing or reimbursement certification statute or regulation, including Medicare or Medicaid, (ii) any suspension, termination or restriction placed on Tenant or any portion of the Premises or the operation of any portion of the Business which would have a material adverse effect on the operation of the Business at a Facility, and (iii) any material violation of any permit, approval or certification in connection with any portion of the Premises or any portion of the Business, by any federal, state, or local authority, including Medicare or Medicaid, if applicable.

Tenant shall, on or before the date that is sixty (60) days prior to the beginning of each fiscal year of Holdings, provide Landlord with an annual operating budget covering the operations of Holdings for the forthcoming fiscal year. If, for whatever reason, the operating budget of Holdings would not include and cover the operations of Tenant for the forthcoming fiscal year, then Tenant shall deliver to Landlord, within sixty (60) days after the beginning of Tenant’s fiscal year, an annual operating budget covering the operations of Tenant for such fiscal year.

EXHIBIT “G”

LANDLORD’S INVESTMENT

				Landlord’s
#	Location	Street Address	State	Investment
1	Scottsdale (SAZ)	7337 East Thomas Road	AZ	$2,350,000
2	Bonita Springs (BNO)	8991 Brighton Lane	FL	$4,580,000
3	Bradenton (BAO)	6555 Cortez Road	FL	$3,160,000
4	Colonial	2234 Colonial Blvd	FL	$3,100,000
5	Crestview - new (CRO)	601 Redstone Ave. West	FL	$2,420,000
6	Destin (DSC)	6879 U.S. Hwy 98 West	FL	$3,720,000
7	East Naples (ENF)	8625 Collier Blvd.	FL	$5,360,000
8	Fort Walton Beach (FWB)	1026 Mar Walt Drive, N.W.	FL	$3,360,000
9	Henderson (VHO)	52 North Pecos Road	NV	$2,630,000
10	Lehigh Acres (LAO)	1120 Lee Boulevard	FL	$2,630,000
11	Ft. Apache (FAN)	6160 S. Fort Apache Road	NV	$4,630,000
12	Palm Desert (PSC)	77-840 Flora Road	CA	$5,100,000
13	Tamarac (TMO)	7850 North University Drive	FL	$1,870,000
14	Casa Grande (CGA)	1281 East Cottonwood Lane	AZ	$6,600,000
15	Scottsdale (SAZ)	7440 East Thomas Road	AZ	$7,370,000
16	Jacksonville (JVF)	7751 Baymeadows Rd. E. Lakewood Ranch MOB II 6310	FL	$5,970,000
17	Lakewood Ranch (LWF)	Health Pkwy	FL	$7,520,000
18	Fairlea (FWV)	187 Skylar Dr.	WV	$1,710,000
19	Peoria (PEA)	9159 W. Thunderbird Rd., Bldg F	AZ	$4,720,000
20	Hammonton (HMN)	893 South White Horse Pike	NJ	$2,740,000
21	West Palm Beach (PWO)	12993 Southern Boulevard	FL	$2,920,000
22	Yucca Valley, CA*	58295 29 Palms Hwy	CA	$4,000,000
23	Rancho Mirage (RMC)	40055 Bob Hope Drive, Suite B	CA	$5,680,000
24	Southbridge (SBM)	55 Sayles Street	MA	$5,710,000
25	Gilbert (SLA)	2680 South Val Vista Dr.	AZ	$4,650,000
26	Frankfort, KY	2 Physicians Park Dr	KY	$900,000
27	CBO II	2270 Colonial Blvd	FL	$15,740,000
28	ElSegundo	860 Parkview Dr. N.	CA	$8,490,000
	Total			$129,630,000

EXHIBIT H

IMMEDIATE REPAIRS

Property:	Description of Repairs:

IMMEDIATE REPAIRS

Santa Rosa Beach, FL

•                 Repair leaking roof: According to the POC, roof leaks have been reported within the past year, and some of these leaks remain active. In addition, there is visual evidence of active roof leaks located throughout the building. Water-damaged ceiling tiles were observed throughout the building. Based on the current condition, active roof leaks require repair immediately to prevent damage to interior finishes.

•                 Modify existing drain bowls of internal drain: Roof drainage appears to be inadequate. There are significant areas of ponding water near the internal drains. The clamp ring and drain bowl of the internal drains appear to be 2-3 inches proud of the roofing membrane which in turn does not allow the standing water to properly drain. Based on the current conditions, the roof drainage devices must be modified to promote adequate drainage.

•                 Repair and reseal window and frame: The windows are in fair condition. There is significant evidence of water intrusion and water damaged finishes along many of the window sills. The water infiltration appears to be the result a combination of improper installation methods and seal/gasket failures. Based on the estimated Remaining Useful Life (RUL) and current condition, the damaged windows must be repaired and resealed immediately to prevent water infiltration into the building.

• Ceiling tiles and interior wall finishes: The water damaged ceiling tiles and interior wall finishes near the window seals need to be replaced/repaired.

Fort Walton Beach, FL

•                 Storm water piping. Construct/Replace (8”): $10,500. The drainage features are in good to poor condition. There is no evidence of storm water runoff from adjacent properties or major ponding. However, the existing rear downspout spills onto the soil, causing soil erosion. According to the POC, the rear of the building was flooded in January of 2010 due to a combination of unusually heavy rains and the placement of the internal roof drainage downspout. All flood damage has since been repaired. The downspout termination must be connected to the adjacent underground storm water management piping to disperse storm water away from the building and into the underground storm water management system. This work should be executed early in the evaluation period to prevent additional erosion and/or possible flooding.

Loxahatchee, FL	• [Water intrusion. The source of the water intrusion causing the water damaged ceiling tiles in the mesh room and the handicapped restroom needs to be identified and repaired and the water damaged ceiling tiles themselves need to be replaced.]

SHORT-TERM REPAIRS

Scottsdale, AZ (7337)

•                Soil Erosion, Downspouts and Concrete splashblocks The drainage features are in fair condition. Ponding occurs in the landscape area along the south elevation of the building. The affected areas must be graded to direct storm water toward the paved areas. Soil erosion occurs along the south elevation of the building. The affected area must be restored to prevent additional erosion and damage. In addition to restoring the affected area EMG recommends the installation of downspouts and concrete splash blocks to prevent additional soil erosion.

Scottsdale, AZ (7340)

•                 Roof leak. There is evidence of an active roof leak. Storm water was observed dripping adjacent to the roof hatch. The storm water appeared to be penetrating at the base of the roof hatch flashing. The active leak must be repaired.

•                 Asphalt pavement. Full depth spot repairs: The asphalt pavement is in good to fair condition. There is an isolated area of failure and deterioration, such as alligator cracking and localized depression located at the northeast corner of the property. The damaged area of paving must be cut and patched in order to maintain the integrity of the overall pavement system.

Peoria, AZ

•                 EIFS. Typically, there is no provision for draining water from behind the exterior insulation and finish system (EIFS) base coat and/or polystyrene foam insulation. Also, there is typically no ventilation between these materials. Even slight water infiltration can eventually cause deterioration of the wood or gypsum substrate and can, over time, damage structural elements of the building. The EIFS material is in good to fair condition. There is isolated evidence of hairline cracking of the EIFS located along the north, south and west elevation of the building including the parapet walls. Based on the current condition, the damaged EIFS skin must be repaired to prevent moisture penetration into the building envelope.

Tamarac, FL

•                 Roll roofing membrane (Repair Time:24 Months). The flat roof finishes are in fair to poor condition. There are significant areas of alligator cracking and blistering. Based on the estimated Remaining Useful Life (RUL), and current condition, the flat roof membrane must be replaced to maintain the integrity of the overall roof system.

Southbridge, MA

•                 Retaining wall masonry. The concrete and CMU retaining walls appear to be in good to poor condition at the intersection point adjacent to the staircase to the lower parking area. Spalling concrete and minor cracks were observed. Based on the current condition, the retaining walls must be properly inspected and repaired to mitigate potential safety hazards and maintain the integrity of the overall retaining wall system.

Fairlea, WV

•                 Asphalt pavement, Seal/stripe. The asphalt pavement is in poor condition. The parking stall and directional markings are non-existent and spaces are difficult to identify. Based on the current condition, seal coating, minor repairs, and restriping of the asphalt paving is required to maximize the pavement life.

•                 Catch basin and storm water piping. The drainage is in poor condition. Specifically, along the front elevation of the building the asphalt pavement experiences frequent alligator cracking and the concrete walkway is misaligned creating a trip hazard. Based on the current condition, installation of a catch basin and related piping to ensure proper drainage to the landscaped areas will be required to ensure proper drainage.

Fort Walton Beach, FL; Crestview, FL; Santa Rosa Beach, FL; Fairlea, WV; Frankfort, KY; Tamarac, FL, Loxahatchee, FL

•                 ADA Concerns. Concerns include, paint van-accessible parking space (Fort Walton Beach and Santa Rosa Beach, FL; Fairlea, WV; and Frankfort, KY); install Signage Indicating Van Accessible Stall (Crestview, FL); paint van-accessible parking space and install signage indicating Accessible Parking (Tamarac and West Palm Beach, FL).

SCHEDULE 1

Schedule of Rentable Square Footage

Radiation Therapy / Theriac / NHP Refinance

Site No.	Location	Address	Owner/Landlord	Total Rentable Square Footage
1	Casa Grande (CGA)	1281 E. Cottonwood Ln. Casa Grande, AZ 85222	Theriac Enterprises of Casa Grande, LLC (FL)	14,216
2	Gilbert (GLA)	2680 South Val Vista Dr. Gilbert, AZ 85295 (Unit Nos. 101,105,107, 109, and 115)	Theriac Enterprises of Gilbert, LLC (FL)	5,960
3	Peoria (PEA)	9159 W. Thunderbird Road Building F Peoria, AZ 85381	Theriac Enterprises of Peoria, LLC (FL)	7,292
4	Soottsdale (SAZ) (Central)	7340 East Thomas Road Scottsdale, AZ 85251	Theriac Enterprises of Scottsdale, LLC (FL)	9,189
5	Scottsdale (SAZ) (Dolphin)	7337 East Thomas Road Scottsdale, AZ 85251	Arizona Radiation Enterprises, LLC (AZ)	6,204
6	El Segundo	860 Parkview Dr. N El Segundo, CA 90245 (Units A and B)	Theriac Enterprises of El Segundo, LLC (FL)	12,163
7	Palm Desert (PSC)	77-840 Flora Road Palm Desert, CA 92211	Palm Springs Radiation Enterprises (CA LLC)	6,963
8	Rancho Mirage (RMC)	40055 Bob Hope Drive Suite B Rancho Mirage, CA 92270 (Units A, B, L and K)	Theriac Enterprises of Rancho Mirage, LLC (FL)	7,432
9	Yucca Valley, CA	58295 29 Palms Hwy. Yucca Valley, CA 92284	Theriac Enterprises of Yucca Valley, LLC (FL)	12,240
10	Bonita Springs (BNO)	8991 Brighton Lane Bonita Springs, FL 34135	Bonita Radiation Associates (FL GP)	9,800
11	Bradenton (BAO)	6555 Cortez Road Bradenton, FL 34201	Bradenton Radiation Associates (FL GP)	7,107
12	Lakewood Ranch (LWF)	Lakewood Ranch MOB II 6310 Health Parkway Bradenton, FL 34202 (Condo Units 100 (8,993 SF) and 200 (1,724 SF))	Theriac Enterprises of Bradenton, LLC (FL)	10,919
13	Crestview — new (CRO)	601 Redstone Ave. W. Crestview, FL 32536	Crestview Radiation Enterprises, LLC (FL)	5,685
14	CBO II	2270 Colonial Blvd. Fort Myers, FL 33907	Theriac Enterprises of Colonial, LLC (FL)	47,089
15	Colonial	2234 Colonial Blvd.	Colonial Radiation	32,148

Site No.	Location	Address	Owner/Landlord	Total Rentable Square Footage
		Fort Myers, FL 33907	Associates (FL GP)
16	Fort Walton Beach (FWB)	1026 Mar Walt Dr., NW Fort Walton Beach, FL 32547	Fort Walton Beach Radiation Enterprises, LLC (FL)	9,017
17	Jacksonville (JVF)	7751 Baymeadows Rd. East Jacksonville, FL 32256	Theriac Enterprises of Jacksonville, LLC (FL)	8,243
18	Jacksonville	7751 Baymeadows Rd. East Jacksonville, FL 32256	Theriac Enterprises of Jacksonville, LLC (FL)	2,339
19	Jacksonville	7751 Baymeadows Rd. East Jacksonville, FL 32256	Theriac Enterprises of Jacksonville, LLC (FL)	2,500
20	Lehigh Acres (LAO)	1120 Lee Boulevard Lehigh Acres, FL 33936	Lehigh Radiation Associates (FL P/S)	5,746
21	West Palm Beach (PWO)	12993 Palms West Drive Loxahatchee, FL 33470	West Palm Radiation Associates, L.L.C. (FL)	8,000
22	East Naples (ENF)	8625 Collier Blvd. Naples, FL 34114	Marco Island Radiation Enterprise, LLC (no ‘s’) (FL)	8,024
23	Destin (DSC)	6879 US Hwy 98 West Santa Rosa Beach, FL 32459	Destin Radiation Enterprises, LLC (FL)	5,000
24	Tamarac (TMO)	7850 N. University Dr. Tamarac, FL 33321	Tamarac Radiation Associates (FL GP)	4,900
25	Frankfort, KY	#2 Physicians Park Drive Frankfort, KY 40601	Theriac Enterprises of Frankfurt, Kentucky, LLC (with a ‘u’) (FL)	?
26	Southbridge (SBM)	55 Sayles Street Southbridge, MA 01550	Theriac Enterprises of Harrington, LLC (FL)	9,400
27	Hammonton (HMN)	893 South White Horse Pike Hammonton NJ 08037	Theriac Enterprises of Hammonton, LLC (FL)	4,000
28	Henderson (VHO)	52 North Pecos Road Henderson, NV 89014	Henderson Radiation Associates (NV GP)	6,685
29	Ft. Apache (FAN)	6160 S. Fort Apache Road Las Vegas, NV 88109	Nevada Radiation Enterprises, LLC (FL)	6,963
30	Fairlea (Greenbrier) (FWV)	187 Skylar Dr. Fairlea, WV 24902	Theriac Enterprises of Greenbrier West Virginia, LLC (FL)	5,200

NOTE: All GPs & P/Ss being converted to LLC

NOTE: Sites 14 and 15 are RTS’ corporate offices — other buildings are RTS treatment centers